UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Brigham Exploration Company

(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1
PROPOSAL 2
CORPORATE GOVERNANCE
PROPOSAL 3
PROPOSAL 4
COMPENSATION DISCUSSION AND ANALYSIS
PROPOSAL 5
PROPOSAL 6
OTHER MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH RELATED PERSONS
STOCKHOLDER PROPOSALS
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
Appendix A

BRIGHAM EXPLORATION COMPANY
6300 Bridge Point Parkway
Building Two, Suite 500
Austin, Texas 78730
NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 21, 2011
To the Stockholders of Brigham Exploration Company:
Notice is hereby given that the 2011 Annual Meeting of Stockholders of Brigham Exploration Company, a Delaware corporation, will be held on Tuesday, June 21, 2011 at 9:00 a.m. local time, at our North Dakota offices at 14613 Brigham Drive, Williston, North Dakota 58801, for the following purposes:
1.	To elect seven directors to serve until the Annual Meeting of Stockholders in 2012;
2.	To approve the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011;
3.	To approve, by a non-binding advisory vote, the compensation paid to our named executive officers in 2010;
4.	To determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years;
5.	To amend the 1997 Director Stock Option Plan to extend the term of future options to be granted pursuant to the 1997 Director Stock Option Plan from seven years to ten years;
6.	To approve the grant of 1,500 shares of common stock to each of our non-employee directors; and
7.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
Only stockholders of record at the close of business on April 25, 2011, are entitled to notice of, and to vote at, the 2011 Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.
You are cordially invited and urged to attend the 2011 Annual Meeting of Stockholders, but if you are unable to attend, please vote on the website, vote by telephone or sign and date the enclosed proxy card and return it promptly in the enclosed self-addressed stamped envelope. A prompt response will be appreciated. If you attend the 2011 Annual Meeting of Stockholders, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors
/s/ Kari A. Potts
Corporate Secretary
April 29, 2011
Austin, Texas
Important Notice Regarding the Electronic Availability of Proxy
Materials for the Stockholder Meeting to be Held on June 21, 2011.
The Proxy Statement and Annual Report for 2010 are available at:
www.proxydocs.com/BEXP

Brigham Exploration Company
6300 Bridge Point Parkway
Building Two, Suite 500
Austin, Texas 78730
PROXY STATEMENT
2011 ANNUAL MEETING OF STOCKHOLDERS
JUNE 21, 2011
GENERAL INFORMATION
We are furnishing you this proxy statement in connection with the solicitation of proxies by our Board of Directors to be voted at the 2011 Annual Meeting of Stockholders of Brigham Exploration Company. The 2011 Annual Meeting of Stockholders will be held on Tuesday, June 21, 2011, at 9:00 a.m. local time, at our North Dakota offices at 14613 Brigham Drive, Williston, North Dakota 58801. In this proxy statement, Brigham Exploration Company is referred to as “we” or “us.” Definitive copies of this proxy statement and the enclosed proxy card are being mailed, on or about May 20, 2011, to common stockholders as of the record date, April 25, 2011.
QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING OF STOCKHOLDERS
Where and when is the 2011 Annual Meeting of Stockholders?
Our 2011 Annual Meeting of Stockholders will be held on Tuesday, June 21, 2011, at 9:00 a.m. local time, at our North Dakota offices at 14613 Brigham Drive, Williston, North Dakota 58801, for the purposes set forth in the accompanying Notice of 2011 Annual Meeting of Stockholders.
Who may vote?
You may vote if you were the record holder of shares of our common stock as of the close of business on April 25, 2011, the record date for the 2011 Annual Meeting of Stockholders. Each share of our common stock is entitled to one vote at the meeting. On the record date, there were 117,063,422 shares of common stock outstanding and entitled to vote at the 2011 Annual Meeting of Stockholders.
Stockholders have no dissenters’ rights or rights of appraisal under Delaware law or our Certificate of Incorporation or Bylaws in connection with the matters contained in this proxy statement.
May I attend the 2011 Annual Meeting of Stockholders?
Yes. However, you may only vote if you were a record holder of shares of our common stock as of the close of business on April 25, 2011, the record date for the 2011 Annual Meeting of Stockholders.
What am I voting on?
You are voting:
•	to elect seven directors to serve until the Annual Meeting of Stockholders in 2012;
•	to approve the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011;
•	to approve, by a non-binding advisory vote, the compensation paid to our named executive officers in 2010;
•	to determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years;
•	to amend the 1997 Director Stock Option Plan to extend the term of future options to be granted pursuant to the 1997 Director Stock Option Plan from seven years to ten years;
•	to approve the grant of 1,500 shares of common stock to each of our non-employee directors; and
•	any other business properly coming before the 2011 Annual Meeting of Stockholders.

How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote:
•	FOR the election of seven directors to serve until the Annual Meeting of Stockholders in 2012;
•	FOR the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011;
•	FOR the compensation paid to our named executive officers in 2010;
•	FOR a frequency of “3 years” as the frequency for a stockholder vote approving the compensation of our named executive officers;
•	FOR the amendment to the 1997 Director Stock Option Plan to extend the term of future options to be granted pursuant to the 1997 Director Stock Option Plan from seven years to ten years; and
•	FOR the grant of 1,500 shares of common stock to each of our non-employee directors.
Why should I vote?
Your vote is very important. Regardless of the number of shares you hold, the Board of Directors strongly encourages you to exercise your right to vote as a stockholder.
Are proxy and annual report materials available electronically?
Yes, this proxy statement and our 2010 Annual Report are available at www.proxydocs.com/BEXP beginning on the date materials are mailed to stockholders through the date of the 2011 Annual Meeting of Stockholders.
How do I vote?
You may vote by any of the following methods:
•	Vote on the Internet at the website for Internet voting. Simply follow the instructions included with the proxy card to vote your shares and you can confirm that your vote has been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 20, 2011.
•	Vote by telephone using the toll-free number and instructions included with the proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 20, 2011.
•	Vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by June 20, 2011.
•	You may attend and vote at the 2011 Annual Meeting of Stockholders. The Board of Directors recommends that you vote on the Internet, by telephone or by mail as it is not practical for most stockholders to attend and vote at the 2011 Annual Meeting of Stockholders.

Using one of these methods to vote your proxy card will not limit your right to vote at the 2011 Annual Meeting of Stockholders if you later decide to attend in person. If your shares are held in street name (e.g., held in the name of a bank, broker, or other holder of record) you must obtain a proxy, executed in your favor, from your bank, broker or other holder of record to be able to vote at the 2011 Annual Meeting of Stockholders.
If I vote by telephone or Internet, do I need to return my proxy card?
No.
If I vote by mail, telephone or Internet, may I still attend the 2011 Annual Meeting of Stockholders?
Yes.
Is my vote confidential?
Yes. All voting records which identify stockholders are kept confidential except as necessary to meet legal requirements and in other limited circumstances such as proxy contests.
Will my shares be voted if I do not sign and return my proxy card?
If your shares are registered in your name and you do not sign and return your proxy card, or you do not attend the 2011 Annual Meeting of Stockholders in person, your shares will not be voted.
If your shares are held in “street name,” you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee. Whether your shares can be voted by such person depends on the type of item being considered by vote.
•	Non-discretionary items. Proposals 1, 3, 4, 5 and 6 are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. Thus, if you hold your shares in street name and you do not instruct your broker or bank how to vote on Proposals 1, 3, 4, 5 or 6, no votes will be cast on your behalf on those proposals.
•	Discretionary items. Proposal 2, the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2011, is a discretionary item. Brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal at their discretion.
Can I change my vote?
If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken by:
•	voting at a later time by Internet or telephone;
•	voting in person at the 2011 Annual Meeting of Stockholders; or
•	delivering to our Corporate Secretary a proxy with a later date or a written revocation of your proxy.
How many votes must be present to hold the 2011 Annual Meeting of Stockholders?
In order for us to hold the 2011 Annual Meeting of Stockholders, stockholders holding a majority of the shares of our common stock entitled to vote must be present in person or by proxy. This is referred to as a quorum. If you attend our 2011 Annual Meeting of Stockholders and vote in person or properly return your proxy by Internet, telephone or mail, your shares will be counted as present at the 2011 Annual Meeting of Stockholders.

How many votes are needed to approve each of the proposals?
A plurality of the shares present in person or represented by proxy at the 2011 Annual Meeting of Stockholders and entitled to vote on the election of directors is required for Proposal 1. This means that the seven nominees receiving the highest number of “FOR” votes will be elected to our Board of Directors. The approval of each of Proposals 2, 3, 4, 5 and 6 require the affirmative vote of holders of a majority of the shares present in person or represented by proxy at the 2011 Annual Meeting of Stockholders and entitled to vote thereon. Abstentions will have the effect of votes against Proposal 2, 3, 4, 5 and 6, but broker non-votes and other limited proxies will have no effect on them.
In accordance with Securities and Exchange Commission (“SEC”) rules, Proposals 3 and 4 are non-binding advisory votes. The Board of Directors will review the voting results, even if none of the options in Proposal 4 obtains such a majority vote, and take them into consideration when making future decisions.
If you hold your shares in street name, it is critical that you cast your vote if you want it to count for Proposals 1, 3, 4, 5 and 6. Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the 2011 Annual Meeting of Stockholders. Proposals 1, 3, 4, 5 and 6 are non-discretionary matters. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to these proposals. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card, no vote will be cast on your behalf in Proposals 1, 3, 4, 5 and 6, which will have the effect of a vote against such proposals.
Who is soliciting my proxy, how is it being solicited, and who pays the cost?
We, on behalf of our Board of Directors, through our officers and employees, are soliciting proxies primarily by mail. Our directors, officers and regular employees, in person or by mail, telephone or telegram, may make solicitation without additional compensation. We may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of our common stock held of record by such persons, and we will reimburse the forwarding expense. All costs of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us.
Could other matters be decided at the 2011 Annual Meeting of Stockholders?
We are not aware of any matters that will be considered at the 2011 Annual Meeting of Stockholders other than those on the proxy card. However, if any other matters arise at the 2011 Annual Meeting of Stockholders, the persons named in your proxy will vote in accordance with their best judgment.
Where can I find the voting results of the 2011 Annual Meeting of Stockholders?
We will announce voting results at the 2011 Annual Meeting of Stockholders, and we will also disclose them in a Current Report on Form 8-K that will be publicly filed within four business days of the 2011 Annual Meeting of Stockholders. You can obtain a copy of this and other reports free of charge on our website at www.bexp3d.com or by contacting our Investor Relations Department at (512) 427-3300.
How can I communicate with the Board of Directors?
Stockholders may communicate with the members of our Board of Directors by submitting correspondence to our Corporate Secretary, Attention: Name of Board Member, Brigham Exploration Company, 6300 Bridge Point Parkway, Building Two, Suite 500, Austin, Texas, 78730.

PROPOSAL 1
ELECTION OF DIRECTORS
All duly submitted and unrevoked proxies will be voted for the nominees for directors selected by the Board of Directors, except where authorization to so vote is withheld. If any nominee(s) should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to cast votes for another person(s) designated by the Board of Directors. With regard to the election of directors, votes may be cast FOR or withheld from each nominee.
The seven director nominees of the Board of Directors are named below. Each of the nominees has agreed to serve as a director if elected. We have included below information about each of the nominees, including each nominee’s age as of March 31, 2011, their position with us, their business experience for at least the past five years and both current directorships of other publicly held companies and those held within the past five years.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.
Nominees for Director
Ben M. “Bud” Brigham, age 51, has served as our Chief Executive Officer, President and Chairman of the Board since we were founded in 1990. From 1984 to 1990, Mr. Brigham served as an exploration geophysicist with Rosewood Resources, an independent oil and gas exploration and production company. Mr. Brigham began his career in Houston as a seismic data processing geophysicist for Western Geophysical, Inc., a provider of 3-D seismic services, after earning his B.S. in Geophysics from the University of Texas. Mr. Brigham is a member of the National Petroleum Council, the Independent Producers Association of America, the American Association of Petroleum Geologists, the Society of Exploration Geophysicists and the Society of Independent Professional Earth Scientists. Mr. Brigham is the brother of David T. Brigham, Executive Vice President — Land and Administration and a member of our Board of Directors. Our Board of Directors has determined that Mr. Brigham’s past experience as a geophysicist and serving as our Chief Executive Officer, President and Chairman of the Board since we were founded qualifies him to continue to serve on our Board of Directors.
David T. Brigham, age 50, joined us in 1992 and has served as a Director since May 2003 and as Executive Vice President — Land and Administration since June 2002. Mr. Brigham served as Senior Vice President — Land and Administration from March 2001 to June 2002, Vice President — Land and Administration from February 1998 to March 2001, Vice President — Land and Legal from 1994 until February 1998 and as Corporate Secretary from February 1998 to September 2002 and as interim Corporate Secretary during April 2007, and otherwise as necessary from time-to-time. From 1987 to 1992, Mr. Brigham worked as an attorney in the energy section with Worsham, Forsythe, Sampels & Wooldridge. For a brief period of time before attending law school, Mr. Brigham was a landman for Wagner & Brown Oil and Gas Producers, an independent oil and gas exploration and production company. Mr. Brigham holds a B.B.A. in Petroleum Land Management from the University of Texas and a J.D., cum laude, from Texas Tech School of Law. Mr. Brigham is the brother of Ben M. Brigham, Chief Executive Officer, President and Chairman of the Board of Directors. Our Board of Directors has determined that Mr. Brigham’s past experience as a landman and oil and gas attorney and serving as one of our executive officers since 1992 qualifies him to continue to serve on our Board of Directors.
Harold D. Carter, age 72, has served as a Director on our Board since 1992. Mr. Carter served as a consultant to us from 1992 through 2008. Mr. Carter has more than 40 years of experience in the oil and gas industry and has been an independent consultant since 1990. Prior to consulting, Mr. Carter served as Executive Vice President of Pacific Enterprises Oil Company (USA). Before that, Mr. Carter was associated for 20 years with Sabine Corporation, ultimately serving as President and Chief Operating Officer from 1986 to 1989. Mr. Carter is a director of Abraxas Petroleum Corporation, a publicly traded oil and gas company, and Longview Production Company, a private company. Mr. Carter is also a former director of Energy Partners Ltd., a publicly traded oil and gas company. Mr. Carter is also Vice Chairman of the Board of Trustees of the Texas Scottish Rite Hospital for Children. Mr. Carter has a B.B.A. in Petroleum Land Management from the University of Texas and has completed the Program for Management Development at the Harvard University Business School. Our Board of Directors has determined that Mr. Carter’s experience advising companies in the oil and gas industry, as well as his experience serving as a member of the board of directors of Abraxas Petroleum Corporation, qualifies him to continue to serve on our Board of Directors.

Stephen C. Hurley, age 61, has served as a Director on our Board since December 2002. Mr. Hurley is President of Hunt Oil Company and a member of the Hunt Oil Company Board of Directors. Prior to joining Hunt Oil, Mr. Hurley served as Chief Operating Officer, Executive Vice President and a member of the Board of Directors for Chieftain International, Inc. from August 1995 to August 2001. Prior to joining Chieftain in 1995, Mr. Hurley was Vice President of Exploration and Production for Murphy Exploration and Production Company. Prior to that, he was affiliated with Exxon Company USA and Ocean Drilling and Exploration Company. Mr. Hurley holds a Masters of Science degree in Geology from the University of Arkansas and an advanced degree in business studies from Harvard University. Our Board of Directors has determined that Mr. Hurley’s experience from his positions at various oil and gas companies, as well as his education in geology and business, qualifies his to continue to serve on our Board of Directors.
Stephen P. Reynolds, age 59, has served as a Director on our Board since 1996. Mr. Reynolds is currently a private investor. Mr. Reynolds served as a special adviser to General Atlantic, LLC and was associated with General Atlantic or its predecessor entities from April 1980 to 2000. From 1975 to 1980, Mr. Reynolds worked for Peat Marwick Mitchell, an accounting firm, that later merged to form KPMG LLP. There, he served as the Supervising Senior Accountant on the auditing staff where he was responsible for auditing businesses of various sizes. Mr. Reynolds holds a B.A. in Economics from Amherst College and a Masters Degree in Accounting from New York University. Our Board of Directors has determined that Mr. Reynolds extensive financial and accounting background brings considerable financial experience to the Board of Directors and qualifies him to continue to serve on our Board of Directors.
Hobart A. Smith, age 74, has served as a Director on our Board since December 2002. Mr. Smith is currently a consultant to Schlumberger, primarily in Customer Relations and Industry Affairs. Mr. Smith has been associated with Schlumberger and its affiliates and predecessors, including Smith International, Inc., a products and services supplier to the oil and gas and petrochemical industries, in various capacities since 1965, including Vice President of Customer Relations, Assistant to the President and Vice President of Marketing. Mr. Smith is also a director of HKN Corp., and Stallion Oilfield Services, both publicly traded oil and gas companies. Mr. Smith has a degree in Business Administration from Claremont-McKenna College. Our Board of Directors has determined that Mr. Smith’s experiences from his affiliations with Schlumberger, as well as his experience serving as a director of HKN Corp. and Stallion Oilfield Services qualifies him to continue to serve on our Board of Directors.
Scott W. Tinker, Ph.D., age 51, has served as a Director on our Board since December 2007. Dr. Tinker is the Director of the Bureau of Economic Geology at The University of Texas. Dr. Tinker is past President of the American Association of Petroleum Geologists, a member of the National Petroleum Council, was appointed by the Governor of Texas to the Interstate Oil & Gas Compact Commission, and has completed two Distinguished Lecture tours for the American Association of Petroleum Geologists and one for the Society of Petroleum Engineers. Dr. Tinker is the State Geologist of Texas, past President of the Association of American State Geologists, and a Professor in The University of Texas’ Department of Geological Sciences where he holds the Allday Endowed Chair. Dr. Tinker is the acting Associate Dean of Research and a member of the Executive Committee in the Jackson School of Geosciences, the Director of the Advanced Energy Consortium, and a member of the Interstate Oil and Gas Compact Commission. Dr. Tinker is also a member of the BP Technical Advisory Council. Prior to joining the Bureau of Economic Geology in January 2000, Dr. Tinker spent 17 years as a geologist in various capacities in the oil and gas industry. Much of this time was spent in Marathon Oil’s Petroleum Technology Center in Littleton, Colorado, where he built 3-D models of large oil and gas fields. Dr. Tinker holds a Ph.D. from the University of Colorado, a M.S. from the University of Michigan and a B.S. from Trinity University. Our Board of Directors has determined that Dr. Tinker’s experience as geologist, both in the oil and gas industry, with governments and in educational research, qualifies him to continue to serve on our Board of Directors.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
The Board of Directors recommends the approval of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011. KPMG LLP has been our independent registered public accounting firm since 2006.
Representatives of KPMG LLP are expected to be present at the 2011 Annual Meeting of Stockholders and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. Although stockholder approval of the appointment of KPMG LLP is not required, the Board of Directors believes that it is appropriate to seek stockholder approval of this appointment. If the stockholders fail to approve the appointment, the Audit Committee and the Board of Directors will consider whether or not to retain them. Even if the appointment is approved, the Board of Directors, at its discretion, may direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interests of our stockholders.
During 2010 and 2009, we incurred the following fees with KPMG LLP:

	2010	2009

Audit fees (a)	$714,000	$662,000
Audit-related fees (b)	175,825	137,312
Tax fees	37,591	47,009
All other fees	0	0

Total	$927,416	$846,321

(a)	Audit fees for 2010 are estimated pending receipt of the final invoice. Audit fees for 2009 are less than the $762,000 reported in last year’s proxy statement as they were estimated pending receipt of the final invoice.

(b)	These fees were incurred in connection with our 2010 equity and debt offerings, 2009 equity offerings and SEC filings associated therewith.
Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and our internal controls over financial reporting, reviews of the financial statements included in our quarterly reports and services that are normally provided in connection with statutory and regulatory filings, including consents and other work associated with debt and equity offerings. Audit-related fees consist of and expenses paid for consultation on internal control matters, benefit plans and other special audits. Tax fees shown in the table above consist of fees billed for professional services for tax compliance, tax advice and tax planning.
Unless stockholders specify otherwise in the proxy, proxies solicited by the Board of Directors will be voted by the persons named in the proxy at the 2011 Annual Meeting of Stockholders to approve the appointment of KPMG LLP as our independent registered public accounting firm for 2011.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE APPOINTMENT OF KPMG LLP.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Corporate Governance Guidelines assist the Board of Directors in exercising its responsibilities and provide better communication of our policies to the public. The Corporate Governance Guidelines reflect the Board of Directors’ commitment to monitor the effectiveness of policy and decision-making, both at the Board of Directors and management level, with a view to enhancing long-term stockholder value. A copy of our Corporate Governance Guidelines may be found on our website at www.bexp3d.com.
Code of Business Conduct and Ethics
We adopted our Code of Business Conduct and Ethics that applies to our directors, officers and employees and sets out our policy regarding laws and business conduct, contains other policies relevant to business conduct and sets out a process for reporting violations thereof. A copy of our Code of Business Conduct and Ethics may be found on our website at www.bexp3d.com.
Board Independence
Our business and affairs are managed by and under the direction of our Board of Directors, which exercises all corporate powers and establishes broad corporate policies. In the opinion of the Board of Directors, and as “independent” is currently defined by the NASDAQ Stock Market Rules, a majority of the members of our Board of Directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment.
The Board of Directors has affirmatively determined that Harold D. Carter, Stephen C. Hurley, Stephen P. Reynolds, Hobart A. Smith and Dr. Scott W. Tinker are independent.
The Board of Directors has affirmatively determined that all of the members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent as defined under the Securities Exchange Act of 1934 Rules and the NASDAQ Stock Market Rules.
Board Leadership and Risk Oversight
Our Chairman of the Board is also our Chief Executive Officer. We believe that by having this combined position, our Chief Executive Officer Chairman serves as a bridge between management and the Board of Directors, ensuring that both act with a common purpose. In addition, we believe that the combined position facilitates our focus on both long- and short- term strategies. Further, we believe that the advantages of having a Chief Executive Officer Chairman with extensive knowledge of our company, as opposed to a relatively less informed independent chairman, outweigh potential disadvantages. Additionally, of our seven current Board of Directors members, five have been deemed to be independent by our Board of Directors. Accordingly, we believe that our super-majority of independent directors provides sufficient independent oversight of our management. Our Compensation Committee annually reviews our corporate goals and presents our Chief Executive Officer’s compensation for Board of Directors approval, and our bylaws also allow special meetings to be called by a majority of our directors or the President, rather than solely by the Chairman or the Chief Executive Officer. We do not have a lead independent director.
Our non-management directors hold executive sessions without management at regularly scheduled meetings of our Board of Directors. These sessions take place outside the presence of our Chief Executive Officer or any of our other employees. These executive sessions allow our non-management directors the opportunity to consider separately management performance and broader matters of strategic significance to us. During 2010, our non-management directors met three times in executive sessions of the Board of Directors.
We administer our risk oversight function through our Audit Committee as well as through our Board of Directors as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board of Directors. Additionally, reports are provided during meetings of our Board of Directors by the individuals who oversee risk management in liquidity and credit areas, environmental, safety, litigation and other operational areas.

Meetings and Committees of the Board of Directors
In 2010, our Board of Directors held ten meetings, as well as conducted various other business through unanimous consents. Each director attended all of the meetings, with the exception of Mr. Steve Hurley and Mr. Steve Reynolds, each of whom did not attend one of the meetings.
The Audit Committee held six meetings in 2010. Each member of the Audit Committee attended all of the meetings.
The Compensation Committee held eight meetings in 2010, as well as conducted various other business through unanimous consents. Each member of the Compensation Committee attended all of the meetings.
The Nominations and Corporate Governance Committee met in March 2010 and recommended the nominees that were elected to the Board of Directors at the 2010 Annual Meeting of Stockholders. With the exception of Mr. Steve Reynolds, all of the members of the Nominations and Corporate Governance Committee attended this meeting. The Nominations and Corporate Governance Committee met in March 2011 and recommended to the Board of Directors the nominees set forth in Proposal 1. Each member of the Nominations and Corporate Governance Committee attended this meeting.
Each director attended, either in person or by telephone conference, no fewer than 75% of the Board of Directors or committee meetings held while serving as a director or committee member in 2010. With the exception of Mr. Steve Hurley, who had a scheduling conflict, all members of the Board of Directors attended our 2010 Annual Meeting of Stockholders and the Board of Directors recommends that each director attend all of our stockholder meetings, including our 2011 Annual Meeting of Stockholders.
The following table sets forth the members of each committee:

Committee
Nominating &
Name	Audit	Compensation	Corporate Governance
Ben M. Brigham
David T. Brigham
Harold D. Carter		X	X
Stephen C. Hurley	X	X
Stephen P. Reynolds	X		X
Hobart A. Smith		X	X
Scott W. Tinker	X
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee sets guidelines for our officers and employees in order to encourage corporate responsibility and reinforce good business practices and to monitor our Code of Ethics and other corporate policies, procedures and processes. The Nominating and Corporate Governance Committee charter is available on our website at www.bexp3d.com.
Pursuant to the charter, the Nominating and Corporate Governance Committee is permitted to pay fees to third parties to identify, evaluate or assist it in identifying or evaluating potential director nominees, however, the Nominating and Corporate Governance Committee has not yet paid any such fees.
The minimum qualifications and specified qualities or skills that the Nominating and Corporate Governance Committee takes into account when evaluating director nominees include: director independence as required by Rule 5605(a)(2) of the NASDAQ Stock Market Rules, integrity, business acumen, age, experience, commitment, diligence, lack of conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria. The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of independence, experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The process employed by the Nominating and Corporate Governance Committee for identifying and evaluating nominees is as follows:
•	collect a list of potential nominees from, among others, management, our Board of Directors and stockholder recommendations (either in advance of the annual meeting or from time to time);
•	evaluate potential conflicts;
•	interview a select group of nominees;
•	select a nominee most likely to advance the best interests of stockholders; and
•	recommend the nominee for Board of Directors approval.
Pursuant to its charter, the Nominating and Corporate Governance Committee receives and considers all stockholder recommendations relating to the nomination of a member of the Board of Directors. The Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders by following the same process and applying substantially the same criteria as for nominees selected by it. The Nominating and Corporate Governance Committee will consider director nominees of stockholders, provided that such recommendations are made in writing to the attention of our Corporate Secretary and received not less than 90 days in advance of our annual stockholder meeting.
All our directors bring to our Board of Directors a variety of leadership experience derived from their service as executives and directors of oil and gas companies. The process undertaken by the Nominating Committee in recommending qualified director candidates is described below. In considering whether to recommend any candidate for inclusion in the Board of Directors’ slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Our Corporate Governance Guidelines specify that the value of diversity on the Board of Directors should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Committee seeks nominees with a diversity of experience, professions, skills, geographic representation and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of sex, race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.
Audit Committee
The Audit Committee’s primary responsibilities are to:
•	recommend our independent registered public accounting firm to our Board of Directors;
•	review with our independent registered public accounting firm, the plan and scope of the independent registered public accounting firm’s annual audit, the results thereof and the independent registered public accounting firm’s fees;
•	review our financial statements; and
•	take such other action as it deems appropriate as to the accuracy and completeness of our financial records and our financial information gathering, reporting policies and procedures.
A copy of the Audit Committee’s charter is available on our website at www.bexp3d.com.
The Board of Directors determined that each member of the audit committee is financially literate and Stephen C. Hurley and Stephen P. Reynolds are Audit Committee financial experts as defined by the Securities and Exchange Commission. Stephen P. Reynolds serves as Chairman of the Audit Committee.
Furthermore, the Board of Directors biannually forms an assessment team to review the effectiveness of the Audit Committee in achieving its stated purpose as outlined in its charter. In 2010, the assessment team reviewed the effectiveness of the Audit Committee for 2009 and concluded that our Audit Committee was in full compliance with the requirements of its charter, the Sarbanes-Oxley Act of 2002, NASDAQ Stock Market Rules and all other applicable federal laws, government rules and regulations and the industry best practices. Additionally, the assessment team did not identify any material deficiencies in the Audit Committee practices. Based on its review, the assessment team did not offer recommendations to improve the Audit Committee’s effectiveness.

Audit Committee Audit and Non-Audit Services Approval Policy
In accordance with the policies of our Audit Committee and the requirements of law, all services to be provided by our independent registered public accounting firm are pre-approved by the Audit Committee. Pre-approval is required for audit services, audit-related services, tax services and other services. Generally, pre-approvals are provided for up to a year, relate to a specific task or scope of work and are subject to a specific budget. To avoid certain conflicts of interest, publicly traded companies are prohibited from obtaining certain non-audit services from their independent registered public accounting firm. We obtain these services from other service providers as needed. Moreover, we have historically restricted the use and scope of permissible non-audit services obtained from our independent registered public accounting firm. Prior to KPMG’s engagement as our auditor, we did utilize them for tax services. Subsequent to KPMG’s engagement, we began utilizing other parties for a majority of these tax services; however, we continue to utilize KPMG for a limited amount of tax services, all of which were approved in advance by the Audit Committee.
Report of the Audit Committee
To the Stockholders of Brigham Exploration Company:
As members of the Audit Committee of the Board of Directors, we are responsible for helping to ensure the reliability of the company’s financial statements.
Independence of Audit Committee Members. All of the members of the Audit Committee are independent as defined by Rule 5605(a)(2) of the Nasdaq Stock Market Rules and the most recent interpretations of those standards.
Review and Discussions. We have reviewed and discussed the audited financial statements with management. We have also discussed with our independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380) and SAS 90. Additionally, we have received the written disclosures and the letter from the independent auditors at KPMG LLP, as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with the independent auditors their independence.
Recommendation to Include Audited Financial Statements in Annual Report. Based on our discussions with management and our independent registered public accounting firm, and our review of the representation of management and the report of our independent registered public accounting firm to the Audit Committee, we recommended that the Board of Directors include the audited consolidated financial statements in Brigham Exploration Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission.
February 17, 2011
Stephen P. Reynolds, Chairman
Stephen C. Hurley
Dr. Scott W. Tinker

Compensation Committee
The Compensation Committee exercises the power of the Board of Directors in connection with all matters relating to compensation of executive officers and the administration of our stock option programs. A copy of the Compensation Committee charter is available on our website at www.bexp3d.com. See “Compensation Discussion and Analysis — Compensation Committee.”
Compensation Committee Interlocks and Insider Participation
Members of our Compensation Committee are currently Harold D. Carter, Stephen C. Hurley and Hobart A. Smith. The Compensation Committee made all determinations concerning executive officer compensation for the last fiscal year. None of our executive officers has served on the Board of Directors or on the compensation committee for any other entity in which any member of our Board of Directors is an officer. None of our executive officers has served on the compensation committee for any other entity where one of the executive officers of such entity serves (or has served) on our Compensation Committee.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on that review and discussion recommended its inclusion in the Proxy Statement for the 2011 Annual Meeting of Stockholders to the Board of Directors.
April 21, 2011
Harold D. Carter, Chairman
Stephen C. Hurley
Hobart A. Smith

PROPOSAL 3
APPROVAL BY AN ADVISORY VOTE
ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2010,
COMMONLY REFERRED TO AS A “SAY ON PAY” PROPOSAL
The Board of Directors recommends the approval of the compensation paid to our named executive officers as described in this Proxy Statement. As required under the newly enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”), we are submitting a “Say on Pay” proposal for our stockholders’ consideration. This proposal provides stockholders with the opportunity to cast an advisory vote on the compensation of our executive officers.
Our overall compensation program is intended to ensure that the compensation and incentive opportunities provided to our executives and employees remain competitive and provide the motivation to deliver the extra effort that leads to returning value to our stockholders. The primary objective of our executive compensation program is to provide competitive pay opportunities that are commensurate with our performance, that recognize individual initiative and achievements and that enable us to retain and attract qualified executive officers who are focused on our goals and long term success, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
The vote on this proposal is not intended to address any specific element of compensation; rather the vote relates to the overall compensation of our named executive officers. We invite you to carefully review the Compensation Discussion and Analysis and the tabular and other disclosures on executive compensation beginning on page 15. Based upon that review, the Board of Directors recommends that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.
While the vote does not bind us, the Board of Directors or the Compensation Committee of the Board of Directors to any particular action, we value the input of our stockholders, and the Compensation Committee of the Board of Directors will evaluate whether any actions are necessary to address concerns of our stockholders. Unless stockholders specify otherwise in the proxy, proxies solicited by the Board of Directors will be voted by the persons named in the proxy at the 2011 Annual Meeting of Stockholders to approve the executive compensation paid to our named executive officers in 2010.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION
PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2010 AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 4
APPROVAL BY AN ADVISORY VOTE
ON THE FREQUENCY OF SUBMISSION TO STOCKHOLDERS
OF ADVISORY “SAY ON PAY” PROPOSALS,
COMMONLY REFERRED TO AS A “SAY WHEN ON PAY” PROPOSAL
Under the Dodd Frank Act, we are also required to seek a non-binding advisory stockholder vote regarding the frequency of submission to stockholders of a “Say on Pay” advisory vote such as that set forth in Proposal 3. As discussed in Proposal 3, the Board of Directors values the input of our stockholders regarding the compensation of our executive officers. Stockholders can advise the Board of Directors on whether such votes should occur every year, every two years, or every three years, or may abstain from voting. Although this vote is advisory and non-binding, our Board of Directors will review voting results and give serious consideration to the outcome of such voting. A scheduling vote similar to this will occur at least once every six years.
Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for us and recommends that our stockholders vote for a three year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board of Directors considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. Therefore, our Board of Directors recommends that the advisory stockholder vote on executive compensation be held once every three years.
Please mark on the Proxy Card your preference as to the frequency of holding “Say on Pay” stockholder advisory votes as either every year, every two years, or every three years or mark “abstain.” You are not voting to approve or disapprove the Board of Directors’ recommendation on this item. Unless stockholders specify otherwise in the proxy, proxies solicited by the Board of Directors will be voted by the persons named in the proxy at the 2011 Annual Meeting of Stockholders to approve a frequency of “three years” for future advisory votes regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR A FREQUENCY OF “3 YEARS” AS THE
FREQUENCY FOR VOTING ON “SAY ON PAY” PROPOSALS.

COMPENSATION DISCUSSION AND ANALYSIS
Overview
This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid during the last completed fiscal year to each of our executive officers who are listed as named executive officers in our Summary Compensation Table on page 21. This compensation discussion and analysis focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure.
Although it varies from year to year, the principal elements of our executive compensation program generally consist of base salary, cash bonuses, long-term equity incentives in the form of stock options and restricted stock, 401(k) matching and performance contributions, post-termination severance payments and acceleration of stock option and restricted stock vesting for named executive officers upon certain terminations of employment and/or a change of control of our company. Our philosophy is to position the aggregate of these elements at a level that will adequately compensate and retain our executive officers and is proportionate to companies of similar size and sustained performance.
Our named executive officers are:

Name	Title
Ben M. Brigham	Chief Executive Officer, President and Chairman of the Board
Eugene B. Shepherd, Jr.	Executive Vice President and Chief Financial Officer
Jeffrey E. Larson	Executive Vice President-Exploration
David T. Brigham	Executive Vice President-Land and Administration
A. Lance Langford	Executive Vice President-Operations
Compensation Committee
Our Compensation Committee administers our executive compensation program. In accordance with its charter and as required by law and the NASDAQ Stock Market Rules, the Compensation Committee is composed entirely of independent directors. The role of the Compensation Committee is to oversee our executive compensation and benefit plans and policies, administer our equity incentive plans and review and approve all compensation decisions relating to the named executive officers.
In early 2010, our Chief Executive Officer, aided by the Manager of Human Resources and the Executive Vice President of Land and Administration, conducted an annual benchmark review of our executive compensation, as well as the mix of elements used to compensate our named executive officers. The review was performed utilizing the most recent Mercer Energy Compensation Survey and the ECI Oil & Gas E&P Compensation Survey, as well as other executive compensation information available through filings made with the Securities and Exchange Commission by other oil and gas exploration companies. The Mercer Energy Compensation Survey data we utilized involved three modules that we participated in and purchased. The three modules were the Upstream/Midstream, the General Benchmark and the Cross Segment modules, which were submitted by 101, 154 and 153 organizations involved in the oil and gas industry, respectively. The ECI Oil & Gas E&P Compensation Survey contains data submitted by 119 oil and gas exploration and production companies. In addition, we participated in and received a peer report prepared by ECI that contained additional compensation data for 19 companies we selected. The companies we selected were Berry Petroleum Company, Bill Barrett Corporation, Cabot Oil & Gas Corporation, Carrizo Oil & Gas, Inc., Cimarex Energy, Co., Comstock Resources, Inc., Concho Resources, Inc., Continental Resources, Inc., Denbury Resources, Inc., Goodrich Petroleum Corporation, Newfield Exploration Company, Oasis Petroleum, Inc., Penn Virginia Oil & Gas, Petrohawk Energy Corporation, Plains Exploration & Production Company, Quicksilver Resources, Inc., SM Energy Company, Ultra Petroleum Corporation and Whiting Petroleum Corporation. We generally benchmarked each element of our executive compensation and total compensation between the high and low range of compensation reported by the companies participating in the surveys. Additionally, due to the fact that the categories in the surveys did not always precisely match each officer’s job description, several ranges may have been considered. In reviewing the industry surveys, we placed greater emphasis on the compensation ranges established by oil and gas exploration companies within our general geographical area and revenue size.

In late 2010, our Compensation Committee retained a compensation consultant to review our policies and procedures with respect to executive compensation. The Compensation Committee retained Cogent Compensation Partners (“Cogent”) to review and analyze our executive officer compensation policies. Cogent reviewed the roles and job responsibilities of each of the executive officers, compiled an industry peer group for comparison of compensation policies and then prepared and provided to the Compensation Committee an executive compensation review for the Company. The peer group utilized for the analysis included the following companies: Berry Petroleum Company, Bill Barrett Corporation, Cabot Oil & Gas Corporation, Carrizo Oil & Gas, Inc., Comstock Resources, Inc., Concho Resources, Inc., Continental Resources, Inc., EXCO Resources, Inc., Forest Oil Corporation, Goodrich Petroleum Corporation, Oasis Petroleum, Inc., Petrohawk Energy Corporation, Quicksilver Resources, Inc., Range Resources Corporation, Rosetta Resources, Inc., SandRidge Energy, Inc., SM Energy Company, Swift Energy Company, Venoco, Inc. and Whiting Petroleum Corporation Based on the Compensation Committee’s review of the information provided to it by Cogent, the Compensation Committee recommended adjustments to each of the named executive officer’s base salaries.
As part of the annual compensation review process, each named executive officer prepares a self-evaluation regarding his respective accomplishments and contributions for the past year for the Compensation Committee. The self-evaluations and the survey information are provided by the Chief Executive Officer to the Compensation Committee along with compensation recommendations for each of the named executive officers with respect to the annual determinations of their base salaries. This information may also be considered by the Chief Executive Officer and the Compensation Committee in determining the cash bonuses for the named executive officers. These determinations are typically made at the beginning of the year subsequent to the compilation and analysis of the prior year’s financial and operational results. This information may also be used in connection with determinations regarding grants of restricted stock and stock options.
The Chief Executive Officer may or may not make recommendations regarding his own compensation. Our Chief Executive Officer does not vote on items before the Compensation Committee, however, the Compensation Committee solicits his views on compensation matters, including as they relate to the compensation of the other named executive officers and members of senior management reporting to the Chief Executive Officer.
In each case, once the Compensation Committee receives and reviews the supporting materials and the Chief Executive Officer’s recommendations as to named executive officer compensation, it meets with the Chief Executive Officer to discuss those recommendations. The Compensation Committee will then meet without the Chief Executive Officer to further discuss and analyze the recommendations and supporting materials before making a determination with respect to named executive officer compensation.
Compensation Philosophy
We believe that attracting and retaining key executive officers is paramount to our success. The Compensation Committee believes that compensation paid to the named executive officers should be aligned with our performance on both a short-term and long-term basis, while remaining competitive with that of our peer companies with whom we compete for executive talent. The Compensation Committee believes that compensation should be structured to ensure that a significant portion of the compensation opportunity is directly related to our success at efficiently growing stockholder net asset value, our stock performance and other factors that directly and indirectly influence stockholder value. The Compensation Committee routinely reviews its policies and practices and has determined that there are no risks arising from them that would be reasonably likely to have a material adverse effect on us. While compensation amounts differ for each employee, the method of awarding it and mixture of it is not structured differently for different divisions.
Compensation Program
For 2010, our total compensation program for the named executive officers was designed to consist primarily of the following:
•	Base Salaries;
•	Non-Equity Incentive Compensation and Bonuses;
•	401(k) Matching and Performance Contributions;
•	Long-term Incentive Compensation consisting of stock options and restricted stock; and
•	Post-termination Compensation.

For our named executive officers in 2010, base salaries comprised on average 43% of cash compensation, discretionary cash bonuses comprised on average 17% of cash compensation, non-equity incentive plan payments comprised on average 35% of cash compensation and 401(k) matching and performance contribution comprised the remaining 5% of cash compensation. These percentages vary depending on both the individual named executive officer’s performance and our performance. In determining how many stock options or shares of restricted stock to grant, we consider the amount of equity that will help retain and motivate the named executive officers in connection with a review of competitive compensation data and individual performance.
Base Salaries
The base salaries paid to the named executive officers are viewed as the basic compensation for their services. Base salaries for our named executive officers are established based on the scope of their responsibilities, individual performance and experience, taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that our executive base salaries should be within the range of salaries being paid to executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
Our Chief Executive Officer is the only named executive officer that has entered into an employment agreement with us. Pursuant to the agreement entered into in 1997, Mr. Brigham was initially entitled to receive a base salary of $275,000 and is eligible for increases in his annual base salary, not less frequently than once each fiscal year. The Compensation Committee undertakes the same process with respect to the consideration of increases in Mr. Brigham’s base salary as it does for the other named executive officers.
The base salaries paid to each of the named executive officers in calendar year 2010 are set forth in the Summary Compensation Table on page 21.
Non-Equity Incentive Plan Compensation and Discretionary Bonuses
Non-equity incentive plan compensation is paid to the named executive officers upon the successful attainment of certain performance objectives on our part and in part on the named executive officer’s individual performance and accomplishments. In assessing the named executive officers’ performance, the Compensation Committee considers actual results for each of our performance objectives, compared to the goals established at the beginning of the year. In assessing performance, the Compensation Committee may also consider unforeseen or uncontrollable circumstances that occurred during the year that may have had an impact on the established goals. For each named executive officer, the Compensation Committee also considers the individual contributions and accomplishments during the prior year. The amount of the award may be adjusted if, in the opinion of the Compensation Committee, additional amounts are necessary to adequately reward and retain the named executive officer.
In addition, a discretionary bonus may be awarded if, in the opinion of the Compensation Committee, additional amounts may be necessary in order to reward and/or retain the named executive officer. Such discretionary bonuses were awarded in 2009 and 2010. No discretionary bonuses were awarded in 2008.
Pursuant to his employment agreement, Mr. Brigham is entitled to receive a cash bonus in an amount not to exceed 75% of his annual base salary. For 2010, Mr. Brigham’s eligibility for non-equity incentive plan compensation and a discretionary bonus was subject to the same criteria as the other named executive officers.
For 2010, our named executive officers’ performance objectives were based upon the achievement of targeted levels of all sources total proved finding cost and growth in average daily production for the calendar year. Lower levels of success provide smaller bonuses than the higher levels. The objective is to provide a reasonable and optimal cash incentive for the named executive officers.

The targeted levels for 2010 were:
All Sources Total Proved Finding Cost Ratio (50% Factor):

All Sources	% of	Factor
Total Proved Cost / Boe	Gross Salary	Multiple	% Bonus
> $36.00	0%	.50	0.00%
$30.00 to $35.99	10%	.50	5.00%
$27.00 to $28.99	20%	.50	10.00%
$24.00 to $26.99	30%	.50	15.00%
$21.00 to $23.99	40%	.50	20.00%
$18.00 to $20.99	50%	.50	25.00%
$15.00 to $17.99	60%	.50	30.00%
$12.00 to $14.99	70%	.50	35.00%
$9.00 to $11.99	80%	.50	40.00%
< $9.00	90%	.50	45.00%
Average Daily Production (50% Factor):

Avg. Daily	% of	Factor
Production (Boe)	Gross Salary	Multiple	% Bonus
< 5,000	0%	.50	0.00%
5,000 to 5,833	10%	.50	5.00%
5,835 to 6,667	20%	.50	10.00%
6,668 to 7,000	30%	.50	15.00%
7,001 to 7,667	40%	.50	20.00%
7,668 to 8,000	60%	.50	30.00%
>8,000	80%	.50	40.00%
For 2010, we achieved an All Sources Total Proved Finding Cost Ratio between $9 and $11.99 and Average Daily Production of greater than 8,000 Boe. As such, the performance cash bonus equaled 80% (40% + 40%) of the named executive officer’s gross salary.
On April 7, 2011, our Compensation Committee approved performance objectives for our named executive officers based upon the achievement of targeted levels of all sources total proved finding cost and growth in average daily production for the calendar year. Lower levels of success will provide smaller bonuses than the higher levels. The objective is to provide a reasonable and optimal cash incentive for the named executive officers. Only those executive officers employed by us at the time bonuses are paid, which will be in the spring of 2012, may receive bonuses. The Compensation Committee reserves the right to revise the targeted goals for 2011 to enable us to insure that the achievement of our bonus objectives, which are based on certain levels of drilling expenditures and results, are not substantially distorted by a substantial change in expenditures relative to those currently planned. The targeted levels for 2011 are as follows:
All Sources Total Proved Finding Cost Ratio (50% Factor):

All Sources	% of	Factor
Total Proved Cost / Boe	Gross Salary	Multiple	% Bonus
> $35.00	0%	.50	0.00%
$25.00 to $34.99	10%	.50	5.00%
$16.00 to $24.99	20%	.50	10.00%
$14.00 to $15.99	30%	.50	15.00%
$12.00 to $13.99	40%	.50	20.00%
$10.00 to $11.99	50%	.50	25.00%
$8.00 to $9.99	60%	.50	30.00%
$6.00 to $7.99	70%	.50	35.00%
$4.00 to $5.99	80%	.50	40.00%
< $4.00	90%	.50	45.00%

Average Daily Production (50% Factor):

Avg. Daily	% of	Factor
Production (Boe)	Gross Salary	Multiple	% Bonus
< 12,500	0%	.50	0.00%
12,500 to 13,499	10%	.50	5.00%
13,500 to 14,499	20%	.50	10.00%
14,500 to 15,499	30%	.50	15.00%
15,500 to 16,499	40%	.50	20.00%
16,500 to 17,499	60%	.50	30.00%
>17,499	80%	.50	40.00%
401(k) Matching and Performance Contributions
We matched 25% of the pre-tax contributions our employees, including the named executive officers, made to our 401(k) plan between January 1, 2010 and December 31, 2010. We also made additional performance based matching contributions to our 401(k) plan upon our achievement of targeted levels of all sources total proved finding costs for the calendar year. Total contributions by the named executive officers and us did not exceed limitations imposed by law on tax-qualified 401(k) plans. The targeted levels for 2010 were:
All Sources Total Proved Finding Cost Ratio (100% Factor):

All Sources Total	% of Employee 401(K)
Proved Finding Cost / Boe	Contribution Matched
> $42.00	00.0%
$36.00 to $41.99	25.0%
$30.00 to $35.99	50.0%
$24.00 to $29.99	75.0%
$18.00 to $23.99	100.0%
$12.00 to $17.99	150.0%
<$12.00	200.0%
For 2010, we achieved an All Sources Total Proved Finding Cost of less than $12. As such, the 401(k) matching contributions equaled 200% of the contributions made by the named executive officers, except as limited by law.
On April 7, 2011, our Compensation Committee approved our matching 25% of the first $16,500 pre-tax contributions made by our named executive officers to their 401(k) plan between January 1, 2011 and December 31, 2011. In addition, our Compensation Committee approved our making additional performance based matching contributions to our 401(k) plan for 2011 upon our achievement of targeted levels of all sources total proved finding costs for the calendar year. The Compensation Committee reserves the right to revise the targeted goals for 2011 to enable us to insure that the achievement of our bonus objectives, which are based on certain levels of drilling expenditures and results, are not substantially distorted by a substantial change in expenditures relative to those currently planned. The targeted levels for 2011 are as follows:
All Sources Total Proved Finding Cost Ratio (100% Factor):

All Sources Total	% of Employee 401(K)
Proved Finding Cost / Boe	Contribution Matched
> $30.00	00.0%
$24.00 to $29.99	25.0%
$20.00 to $23.99	50.0%
$16.00 to $19.99	75.0%
$12.00 to $15.99	100.0%
$8.00 to $11.99	150.0%
<$8.00	200.0%

Matching and performance contributions to the 401(k) plan for each of our named executive officers for 2010 can be found in the Summary Compensation Table on page 21 and are included within the All Other Compensation.
Long Term Incentive Compensation
We believe that a high level of quality long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our 1997 Incentive Plan was established to provide our employees, including our named executive officers, with incentives to help align their interests with the interests of stockholders. We have historically elected to use stock options and restricted stock as the primary long-term equity incentive vehicles. The stock options and restricted stock provide long-term incentives for our named executive officers’ performance since their value is tied directly to our stock price and provide retention incentives with delayed vesting.
Our stock compensation plans have provided the principal method for our executive officers to acquire equity in our company. The Compensation Committee believes that the vesting periods contained in the stock option and restricted stock awards made to the named executive officers provide assurance that the named executive officers will have sufficient equity holdings to provide incentive for performance. Our Compensation Committee has made an initial recommendation that we adopt stock ownership guidelines requiring each of our named executive officers to hold an amount of shares equal in value to three times their base salary. Our Compensation Committee is continuing to discuss the details and mechanics of these guidelines and once they have been prepared, plans to present them to our Board of Directors for their review.
Our 1997 Incentive Plan authorizes us to grant shares of stock options and restricted stock to purchase shares of our common stock to our employees, directors and consultants, including our named executive officers. Our Compensation Committee oversees the administration of the 1997 Incentive Plan. Equity grants are made to executive officers at the commencement of employment and generally on an annual basis thereafter. In addition, equity grants are occasionally made following a significant change in job responsibilities, subsequent to a significant accomplishment benefiting us, or to meet other special retention objectives. The Compensation Committee reviews and approves equity awards to named executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations.
On an annual basis, the Compensation Committee considers making additional awards of stock options and/or restricted stock to the named executive officers. The Compensation Committee relies on both stock option grants and restricted stock grants to provide equity incentives for the named executive officers. The Compensation Committee believes that limited grants of restricted stock are immediate compensation for the named executive officers that help provide retention incentive in the event that our stock price goes down for any reason.
The Compensation Committee granted 5,000 shares of restricted stock to each of the named executive officers on January 1, 2010. As a retention incentive, the Company has historically granted 5,000 shares of restricted stock to the each of the named executive officers on January 1 of each year. These yearly grants insure that each named executive officer continually has 5,000 shares of restricted stock vesting on January 1 of each year. In line with this practice, the Compensation Committee also granted 5,000 shares of restricted stock to each of the named executive officers on January 1, 2011.
The Compensation Committee granted an aggregate of 17,793 shares of restricted stock to each of the named executive officers on March 9, 2010 as part of a discretionary bonus. The Compensation Committee also granted an aggregate of 71,856 shares of restricted stock to each of the named executive officers on March 16, 2011 as a discretionary bonus.
The Compensation Committee granted options to purchase 100,000 shares of stock to each of our named executive officers on April 29, 2010.
The stock option and restricted stock awards typically vest incrementally over a five-year period or cliff vest at the end of the five-year period. The stock options generally expire between seven and ten years after the date of grant. The exercise prices for the stock options are set at the average of the high and low sales prices on the date of the grant. Neither stock option nor restricted stock awards are dated prior to the date of the Compensation Committee approval of the grant.
The aggregate grant date fair value of stock options and restricted stock for calendar year 2010 is set forth in the Summary Compensation Table on the following page and the number of stock options and shares of restricted stock granted to the named executive officers in calendar year 2010 are set forth in the Grants of Plan Based Awards Table on page 22.

Perquisites
Pursuant to our Chief Executive Officer’s employment agreement, we purchase life and long-term disability insurance for Mr. Brigham in addition to the life and long-term disability provided to all other employees, including the named executive officers.
The dollar value of the premiums paid for the additional life and long-term disability insurance for Mr. Brigham are set forth in the Summary Compensation Table below.
Summary Compensation Table
The table below summarizes the total compensation paid to or earned by our named executive officers for the fiscal years ended December 31, 2010, 2009, and 2008.
Summary Compensation Table
For Fiscal Years Ending December 31, 2010, 2009, and 2008

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
& Principal Position	Year	($)	($)	($) (a)	($) (a)	($)	($) (b)	($)
Ben M. Brigham	2010	$436,257	$204,598	$169,903	$1,254,000	$349,005	$36,435	$2,450,198
Chief Executive Officer,	2009	349,346	56,000	339,675	476,800	—	8,694	1,230,515
President and Chairman of	2008	405,132	—	36,875	203,200	—	9,328	654,535
the Board

Eugene B. Shepherd, Jr.	2010	$306,873	$115,135	$125,227	$1,254,000	$245,498	$33,923	$2,080,656
Executive Vice President	2009	245,738	57,365	245,358	458,100	—	4,125	1,010,686
and Chief Financial Officer	2008	284,979	—	36,875	203,200	—	3,875	528,929

David T. Brigham	2010	$259,772	$97,463	$116,400	$1,254,000	$207,817	$33,923	$1,969,375
Executive Vice President —	2009	208,020	37,397	210,383	425,200	—	4,125	885,125
Land and Administration	2008	241,238	—	36,875	203,200	—	3,875	485,188

Jeffery E. Larson	2010	$243,502	$91,359	$113,356	$1,254,000	$194,801	$37,322	$1,934,340
Executive Vice President —	2009	194,992	35,681	195,908	369,034	—	4,125	799,740
Exploration	2008	225,794	—	36,875	203,200	—	6,319	472,188

A. Lance Langford	2010	$250,902	$94,135	$114,743	$1,254,000	$200,721	$33,923	$1,948,424
Executive Vice President —	2009	200,917	36,462	202,589	411,700	—	4,125	855,793
Operation	2008	232,655	—	36,875	203,200	—	5,793	478,523

(a)	The grant date fair value is determined in accordance with FASB ASC Topic 718. The grant date fair value of restricted shares is determined by the mean of the high and low sales prices on the date of grant. An option pricing model is used to determine the fair value of option awards.

(b)	All Other Compensation includes the 401(k) match outlined in above 401(k) Matching and Performance Contributions. Each of the Named Executive Officers’ All Other Compensation for 2010 includes $33,923 in 401(k) matching contributions. All Other Compensation for 2010 also includes $2,512 of insurance premiums for Ben M. Brigham and di minimis perquisites of $3,399 for Jeffery E. Larson. All Other Compensation for 2009 includes $4,125 in 401(k) matching contributions. All Other Compensation for 2009 also includes $4,569 of insurance premiums for Ben M. Brigham. Each of the Named Executive Officers’ All Other Compensation for 2008 includes $3,875 in 401(k) matching contributions, which is comprised of the base 25% contribution. All Other Compensation for 2008 also includes $2,072 of insurance premiums paid by us and di minimis perquisites of $3,381 for Ben M. Brigham, $1,918 for A. Lance Langford and $2,444 for Jeffery E. Larson.

Grant of Plan Based Awards
The table below summarizes all grants of plan based awards made during 2010.
2010 Grants of Plan Based Awards

								All Other	All Other
		Estimated Possible Payouts						Stock	Option
		Under Non-Equity Incentive			Estimated Future Payouts Under			Awards:	Awards:	Exercise or
		Plan			Equity Incentive Plan			Number of	Number of	Base Price	Closing	Grant Date Fair
		Awards			Awards (a)			Shares of	Securities	of Option	Price on	Market Value of
								Stock or	Underlying	Awards	Grant Date	Stock and
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	($/Share)	($/Share)	Option Awards
Name	Grant Date	($)	($) (b)	($)	(#)	(#)	(#)	(#)	(#)	(b)	(c)	($) (d)
Ben M. Brigham	1/1/2010							5,000			$13.55	$67,750
	3/9/2010							6,041			$16.89	102,153
	4/29/2010								100,000	$19.12	$19.40	1,254,000

Eugene B. Shepherd, Jr.	1/1/2010							5,000			$13.55	$67,750
	3/9/2010							3,399			$16.89	57,477
	4/29/2010								100,000	$19.12	$19.40	1,254,000

David T. Brigham	1/1/2010							5,000			$13.55	$67,750
	3/9/2010							2,877			$16.89	48,650
	4/29/2010								100,000	$19.12	$19.40	1,254,000

Jeffery E. Larson	1/1/2010							5,000			$13.55	$67,750
	3/9/2010							2,697			$16.89	45,606
	4/29/2010								100,000	$19.12	$19.40	1,254,000

A. Lance Langford	1/1/2010							5,000			$13.55	$67,750
	3/9/2010							2,779			$16.89	46,993
	4/29/2010								100,000	$19.12	$19.40	1,254,000

(a)	We do not maintain equity incentive plans based on incentive thresholds. See All Other Stock Awards for inclusion of restricted stock awards.

(b)	Option exercise price is equal to the mean between the high and low sales prices on the date of grant. If the market is closed on the grant date, the mean of the prior trading day’s high and low prices is used.

(c)	If the market is closed on the grant date, the closing price from the prior trading day is reported.

(d)	The grant date fair value is determined in accordance with FASB ASC Topic 718. The grant date fair value of restricted shares is determined by the mean of the high and low sales prices on the date of grant. An option pricing model is used to determine the fair value of option awards.

Outstanding Equity Awards
The following table sets forth the outstanding equity awards of our named executive officers at December 31, 2010.
Outstanding Equity Awards
At Fiscal Year End December 31, 2010

	Option Awards						Stock Awards
											Equity
											Incentive
											Plan
											Awards:
				Equity						Equity	Market or
				Incentive						Incentive Plan	Payout
				Plan						Awards:	Value of
				Awards:					Market	Number of	Unearned
	Number of	Number of		Number of			Number of		Value of	Unearned	Shares,
	Securities	Securities		Securities			Shares or		Shares or	Shares, Units	Units or
	Underlying	Underlying		Underlying			Units of		Units of	or Other	Other
	Unexercised	Unexercised		Unexercised	Option		Stock That		Stock That	Rights That	Rights That
	Options	Options		Unearned	Exercise	Option	Have Not		Have Not	Have Not	Have Not
	(#)	(#)		Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)	(#)	($)
Ben M. Brigham	16,000	24,000	(b)		$5.08	10/10/2015	35,000	(f)	953,400
	20,000	80,000	(c)		2.20	4/22/2019	6,041	(g)	164,557
	68,000	272,000	(d)		5.95	8/10/2019
		100,000	(e)		19.12	4/29/2020

Eugene B. Shepherd, Jr.	56,000	14,000	(a)		$6.145	9/14/2013	35,000	(f)	953,400
	16,000	24,000	(b)		5.08	10/10/2015	3,339	(g)	92,589
	20,000	80,000	(c)		2.20	4/22/2019
	54,000	216,000	(d)		5.95	8/10/2019
		100,000	(e)		19.12	4/29/2020

David T. Brigham		12,000	(a)		$6.145	9/14/2013	35,000	(f)	953,400
		24,000	(b)		5.08	10/10/2015	2,877	(g)	78,369
	20,000	80,000	(c)		2.20	4/22/2019
	46,000	184,000	(d)		5.95	8/10/2019
		100,000	(e)		19.12	4/29/2020

Jeffery E. Larson	2,000	12,000	(a)		$6.145	9/14/2013	35,000	(f)	953,400
		24,000	(b)		5.08	10/10/2015	2,697	(g)	73,466
		80,000	(c)		2.20	4/22/2019
		129,100	(d)		5.95	8/10/2019
		100,000	(e)		19.12	4/29/2020

A. Lance Langford	4,000	12,000	(a)		$6.145	9/14/2013	35,000	(f)	953,400
	8,000	24,000	(b)		5.08	10/10/2015	2,779	(g)	75,700
		80,000	(c)		2.20	4/22/2019
		168,000	(d)		5.95	8/10/2019
		100,000	(e)		19.12	4/29/2020

(a)	These options vest on September 14, 2011.

(b)	One-third of these options vest on each of October 10, 2011, October 10, 2012 and October 10, 2013.

(c)	Twenty-five percent of these options vest on each of April 22, 2011, April 22, 2012, April 22, 2013 and April 22, 2014.

(d)	Twenty-five percent of these options vest on each of August 10, 2011, August 10, 2012, August 10, 2013 and August 10, 2014.

(e)	Twenty percent of these options vest on each of April 29, 2011, April 29, 2012, April 29, 2013, April 29, 2014 and April 29, 2015.

(f)	5,000 shares vest on January 1st of each of the next five years and 5,000 shares vest on September 10th of each of the next two years.

(g)	These shares vested January 1, 2011.
Options Exercised and Stock Vested
The number and value of options and stock acquired by our named executive officers in 2010 are set forth in the following table.
Options Exercised and Stock Vested

	Option Awards		Stock Awards
			Number of
	Number of Shares	Value Realized	Shares Acquired	Value Realized
	Acquired on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Ben M. Brigham	—	—	10,000	154,050
Eugene B. Shepherd, Jr.	150,000	2,071,766	10,000	154,050
David T. Brigham	64,000	1,118,965	10,000	154,050
Jeffery E. Larson	81,737	1,019,807	10,000	154,050
A. Lance Langford	129,000	1,762,475	10,000	154,050
Post Termination Compensation
Accelerated Vesting of Stock Options and Restricted Stock
Change of Control Agreements
Each of the named executive officers, other than Ben M. Brigham, has entered into a separate Change of Control Agreement with us providing for automatic vesting of all stock options held by the named executive officer upon the occurrence of a Change of Control and execution of a general release in our favor.
A Change of Control will generally be deemed to have occurred if (A) any “affiliates” and “associates” of a person, together with any nominees or appointees of such person (other than Ben or Anne Brigham, us or any entity or plan established by us) constitute at least 51% of members of our Board of Directors, (B) our stockholders approve a transaction with respect to which persons who were our stockholders immediately prior to such transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors, (C) we sell, lease or exchange or agree to sell, lease or exchange all or substantially all of our assets and following such transaction we do not continue our business following substantially the same business plan or we are to be dissolved and liquidated or (D) any person becomes the beneficial owner directly or indirectly, of our securities representing in the aggregate 50% or more of either the then outstanding shares of common stock or the voting securities, in either such case other than solely as a result of acquisitions of such securities directly from us.

Chief Executive Officer Employment Agreement
Pursuant to Mr. Brigham’s Employment Agreement, upon termination for Good Reason or without Cause, all unvested stock options and shares of restricted stock held by Mr. Brigham shall vest. Cause is generally defined as (A) the willful and continued failure to substantially perform his duties or (B) the willful engaging in misconduct which is materially injurious to us, monetarily or otherwise. Good Reason is generally defined as (A) a material breach by us of the Employment Agreement, or (B) a material diminution of Mr. Brigham’s authority, duties, or responsibilities.
Restricted Stock Agreements
Death
Upon a named executive officer’s termination of employment due to death, any shares of restricted stock held by the named executive officer that have not vested shall be deemed to have vested as of the date of the named executive officer’s death.
Disability or Just Cause
A portion of any unvested shares of restricted stock held by a named executive officer shall vest upon his termination of employment due to a Disability or involuntary termination of the named executive officer by us for reasons other than Just Cause. Disability is generally deemed to have occurred if, in the good faith judgment of the Compensation Committee, the named executive officer has become unable to continue the proper performance of his duties on a full-time basis as a result of his physical or mental incapacity. Just Cause generally includes conduct by the named executive officer that constitutes willful misconduct or gross negligence in the performance of his duties; fraud, dishonesty, or a criminal act; embezzlement of funds or misappropriation of other property, any act or conduct that, in the good faith opinion of the Board of Directors or the President, is materially detrimental to us or reflects unfavorably on us or the named executive officer to such an extent that our best interests reasonably require the named executive officer’s discharge.
Upon such an event, a ratable portion of the number of restricted shares held by the named executive officer that were due to vest next will be deemed to have vested. The ratable portion shall be determined by multiplying the number of shares that were due to vest next by a fraction with a numerator equal to the number of full months which have then elapsed since the last date of termination of a restricted period and a denominator equal to the total number of months between the last date of termination of a restricted period and the next scheduled termination date, and rounding to the closest whole number. The restricted period applicable to such ratable portion shall terminate.
Fundamental Change or Change of Control
If either (A) Ben M. Brigham is no longer both the Chief Executive Officer and Chairman of the Board, or (B) any person becomes the beneficial owner, directly or indirectly, of our securities representing in the aggregate forty-nine percent (49%) or more of either the then outstanding shares of our common stock or our voting power, in either such case, and the named executive officer’s employment is involuntarily terminated within two years, then immediately upon such termination, any unvested restricted shares shall vest fully.
The following table summarizes the number and value of restricted shares that vest upon a fundamental change or change in control. Value is calculated using a year-end market price of $27.24 per share.

		Value of Shares
	Restricted Shares that	Realized Upon
	Vest Upon Change of	Change of
	Control	Control
Name	(#)	($)
Ben M. Brigham	41,041	$1,117,957
Eugene B. Shepherd, Jr.	38,399	1,045,989
David T. Brigham	37,877	1,031,769
Jeffery E. Larson	37,697	1,026,866
A. Lance Langford	37,779	1,029,100

Stock Option Agreements
Death, Disability and Certain Terminations
Upon a named executive officer’s termination of employment due to death or disability or involuntary termination by us for reasons other than fraud, dishonesty or other acts that our Board of Directors determines are materially detrimental to us, a portion of any unvested stock options held by a named executive officer shall vest.
Upon such an event, a ratable portion of the number of stock options held by the named executive officer that were due to vest next will be deemed to have vested. The ratable portion shall be determined by multiplying the number of stock options that were due to vest next by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator equal to the total number of months between the last vesting date and the next scheduled vesting date, and rounding to the closest whole number.
Fundamental Change
If as a result of any merger or acquisition transaction involving the issuance or redemption of our equity interests, more than 50% of such equity interests is owned by a party other than certain of our affiliates, then immediately prior to such event, all unvested stock options will vest.
The following table summarizes the number and value of options for which vesting is accelerated upon a fundamental change. Value is calculated using the year-end market price of $27.24 per share less the exercise price times the number of options. Options that are out of the money are not included for valuation purposes.

	Number of Securities
	Underlying Options		Value of Options
	Vesting Upon		Realized Upon
	Fundamental	Option Exercise	Change of
	Change of Control	Price	Control
Name	(#)	($)	($)
Ben M. Brigham	24,000	$5.080	$531,840
	80,000	$2.200	$2,003,200
	272,000	$5.955	$5,789,520
	100,000	$19.118	$812,200

Total			$9,136,760
Eugene B. Shepherd, Jr.	14,000	$6.145	$295,330
	24,000	$5.080	$531,840
	80,000	$2.200	$2,003,200
	216,000	$5.955	$4,597,560
	100,000	$19.118	$812,200

Total			$8,240,130
David T. Brigham	12,000	$6.145	$253,140
	24,000	$5.080	$531,840
	80,000	$2.200	$2,003,200
	184,000	$5.955	$3,916,440
	100,000	$19.118	$812,200

Total			$7,516,820
Jeffery E. Larson	12,000	$6.145	$253,140
	24,000	$5.080	$531,840
	80,000	$2.200	$2,003,200
	129,100	$5.955	$2,747,894
	100,000	$19.118	$812,200

Total			$6,348,274
A. Lance Langford	12,000	$6.145	$253,140
	24,000	$5.080	$531,840
	80,000	$2.200	$2,003,200
	168,000	$5.955	$3,575,880
	100,000	$19.118	$812,200

Total			$7,176,260

Severance Benefits
Change of Control Agreements
In addition, the Change of Control Agreements provide for certain severance benefits for named executive officers, other than the Chief Executive Officer, following a Change of Control and the occurrence of a Termination Event. A Termination Event is defined as either termination of employment by us without Cause or termination by the named executive officer with Good Reason.
Cause is generally defined as (A) the named executive officer’s conviction of, or plea of nolo contendere to, any felony of theft, fraud, embezzlement or violent crime causing substantial harm to us or our affiliates, (B) the willful and continued failure by the named executive officer to substantially perform his duties or (C) the willful engaging by the named executive officer in misconduct which is materially injurious to our interests.
Good Reason is generally defined as (A) a material dimunition in the nature or scope of the named executive officer’s duties from those immediately prior to the date on which a Change of Control occurs, (B) a material diminution in the named executive officer’s base compensation from that provided immediately prior to the date on which the Change of Control occurs, (C)any required relocation of the named executive officer of more than fifty miles from the location where the named executive officer was based and performed services immediately prior to the date on which the Change of Control occurs.
Provided the named executive officer executes a general release in our favor, the severance benefits payable following a Change of Control and Termination Event include (A) the payment of a sum equal to two times the named executive officer’s annual base salary and cash bonuses, (B) continued participation in our life and disability insurance plans for a period of 18 months or if earlier, until such time as the named executive officer obtains other employment, (C) continued participation in our health benefit plans as long as such coverage is nontaxable and until such time as the named executive officer obtains other employment and (D) for a period of 5 years, payment of all reasonable legal fees and expenses incurred by the named executive officer in seeking to obtain or enforce any right or benefit under the Change of Control Agreement.
Additionally, if in our determination, the total sum of (i) the payments and benefits to be paid or provided to a named executive officer under the Change of Control Agreement are considered to be “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986 (the “Code”) and (ii) any other payments and benefits which are considered to be “parachute payments,” to be paid or provided to a named executive officer (the “Total Amount”) exceed the amount such named executive officer can receive without having to pay excise tax with respect to all or any portion of such payments or benefits under Section 4999 of the Code, then the amount payable to the named executive officer shall be reduced to the greater of zero or the highest amount which will not result the named executive officer having to pay excise tax with respect to any payments and benefits under Section 4999 of the Code (the “Reduced Amount”); provided, however, that in the event that the Reduced Amount minus any and all applicable federal, state and local taxes is less than the Total Amount minus any and all applicable federal, state and local taxes, then the reduction of the amount payable to the named executive officer shall not be made.
Chief Executive Officer Employment Agreement
Mr. Brigham’s Employment Agreement provides for severance benefits in the event that he terminates his own employment with us for Good Reason or if we terminate his employment other than for Cause. The severance benefits to be to paid to Mr. Brigham are a sum equal to (A) the amount of his annual base salary that he would have received during the remainder of his employment term under the Agreement, plus (B) an amount equal to the average annual bonus received during the immediately preceding two years, multiplied by the number of years in the remainder of his employment term. Mr. Brigham’s Employment Agreement contains an automatic revolver such that there will never be less than 3 years left in its term.

The following table summarizes the severance, health and life and disability benefits payable to our named executive officers following a Change in Control and Termination Event and to our Chief Executive Officer if we terminate for Good Reason or other than Cause.
Potential Post-Employment Severance Payments
At December 31, 2010

	Estimated		All Other
	Severance Pay	Health Benefits	Benefits	Total
Name	($)	($)(a)	($)(a)	($)
Ben M. Brigham	$2,239,534	$25,151	$896	$2,265,581
Eugene B. Shepherd, Jr.	621,417	25,151	896	647,464
David T. Brigham	526,037	25,151	896	552,084
Jeffery E. Larson	493,092	25,151	2,057	520,300
A. Lance Langford	508,076	25,151	896	534,123

(a)	Health and All Other Benefits calculated using the name executive officers benefit elections in place as of December 31, 2010.
Income Tax Considerations
Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the three other most highly compensated executive officers (other than our principal financial officer) who are employed by the corporation on the last day of the taxable year, but does allow a deduction for “performance-based compensation” as defined by the Code. We believe that the stock option awards under the 1997 Incentive Plan qualify as performance-based compensation and are not subject to any deductibility limitations under Code Section 162(m). However, salary and bonuses paid to the executive officers and restricted stock grants made pursuant to the 1997 Incentive Plan are not exempt from this limit.
We consider deductibility in the design and administration of our other executive compensation plans and programs. However, we believe that it is in our best interests and the best interest of our stockholders that we retain flexibility and discretion to make compensation awards, whether or not deductible, when such awards are consistent with our strategic goals.
Section 280G of the Code limits the tax deductibility by corporations of amounts paid to certain persons that are treated as excess parachute payments. Excess parachute payments are also subject to an excise tax payable by the recipient of such payments. Parachute payments arise with regard to payments made to executives in connection with a transaction that gives rise to a change in the ownership or effective control of us or in the ownership of a substantial portion of our assets. Parachute payments become excess parachute payments if the total amount of such payments exceeds a certain threshold amount. Examples of types of payments that could give rise to parachute payments are accelerated vesting of stock options and restricted stock upon a change of control and severance payments made upon termination of employment in connection with a change of control.
Director Compensation
In 2010, non-employee directors received an annual retainer of $23,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by phone. The Chairman of the Audit Committee received an annual retainer of $10,500 and other members of the Audit Committee received a $5,000 annual retainer. The Chairman of the Compensation Committee received an annual retainer of $5,200 and other members of the committee received a $4,000 annual retainer. Members of committees receive $1,100 per meeting attended in person or by phone. For 2011, non-employee directors will receive an annual retainer of $39,000, the Chairman of the Audit Committee will receive an annual retainer of $15,000 and the Chairman of the Compensation Committee will receive an annual retainer of $10,000. All other retainers and meeting fees will remain unchanged.
Pursuant to our 1997 Director Stock Option Plan, each newly elected non-employee director is granted an option to purchase 20,000 shares of our common stock. In addition, each non-employee director receives an option to purchase 10,000 shares of our common stock on December 31 of each year. The options under the plan are granted at fair market value on the grant date and become exercisable, subject to certain conditions, in five equal annual installments on the first five anniversaries of the grant date. In the event any person will become the beneficial owner of more than 49% of our equity interests, then immediately prior to such event, all unvested stock options will vest.

The following table summarizes the annual compensation for our non-employee directors during 2010. Messrs. Ben M. “Bud” Brigham and David T. Brigham are employee directors and did not receive any additional compensation for their service on our Board of Directors.
Director Compensation Table
For Fiscal Year-Ending December 31, 2010

					Change in Pension
	Fees				Value and Non-
	Earned or			Non-Equity	Qualified Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($) (a)	($)	($)	($)	($)
Harold D. Carter	$55,900	$—	$178,300	$—	$—	$—	$234,200
Stephen C. Hurley	62,700	—	178,300	—	—	—	241,000
Stephen P. Reynolds	53,000	—	178,300	—	—	—	231,300
Hobart A. Smith	54,700	—	178,300	—	—	—	233,000
Scott W. Tinker	50,000	—	178,300	—	—	—	228,300

(a)	The grant date fair value is determined in accordance with FASB ASC Topic 718. The grant date fair value of restricted shares is determined by the mean of the high and low sales prices on the date of grant. An option pricing model is used to determine the fair value of option awards.

PROPOSAL 5
APPROVAL OF THE AMENDMENT
TO THE 1997 DIRECTOR STOCK OPTION PLAN
The 1997 Director Stock Option Plan (the “1997 Director Plan”) was adopted by the Board of Directors of the Company and approved by the Company’s stockholders prior to the initial public offering of Brigham’s Common Stock in 1997. Pursuant to a resolution of the Board of Directors dated March 23, 2011, the Board of Directors approved a proposal to amend the 1997 Director Plan to change the term of future options to be granted pursuant to the plan from seven years to ten years. The proposal to amend the 1997 Director Plan is subject to stockholder approval. A copy of the 1997 Director Plan that includes the proposed amendment is attached as Appendix A.
Reasons for and Principal Effects of the Proposal
We are asking our stockholders to approve an amendment to the 1997 Director Plan to assist us in recruiting, retaining and motivating qualified non-employee directors who help us achieve our business goals, including creating long-term value for stockholders. Our 1997 Director Plan is intended to offer a significant incentive by allowing our non-employee directors to purchase shares of our common stock. We believe that if stockholders do not approve the amendment to the 1997 Director Plan, our goals of recruiting, retaining and motivating talented non-employee directors will be more difficult to meet.
Options granted pursuant to the 1997 Director Plan currently have a term of seven years. If approved, the proposed amendment would extend that term for all future grants, but not for prior grants, to ten years.
Description of the 1997 Director Plan
General. Pursuant to the 1997 Director Plan, non-employee directors are eligible to receive a grant of 20,000 stock options upon their initial election to the Board of Directors and a grant of 10,000 stock options on December 31 of each year. The stock options granted pursuant to the 1997 Director Plan (the “Options”) are non-qualified stock options. The price at which each share of Common Stock covered by an option may be purchased is equal to the mean between the high and low sales prices on the date of grant. If the market is closed on the grant date, the mean of the prior trading day high and low prices is used.
Administration. The 1997 Director Plan is administered by the Board of Directors. The Board of Directors has no authority, discretion or power to select the participants who will receive stock options, to set the number of shares to be covered by any Option, to set the exercise price of any Option or to set the period within which Options may be exercised (except that the Board of Directors may, in its discretion, include in an Option agreement, or amend an existing Option agreement to add, a provision for the acceleration of vesting and exercisability of an Option in the case of a transaction affecting the ownership of the Company), or to alter any other terms or conditions specified herein, subject to the express provisions of the 1997 Director Plan. Subject to the foregoing, the Board of Directors does have authority and power to adopt rules and regulations and to take such action as it shall consider necessary or advisable for the administration of the 1997 Director Plan and to construe, interpret and administer the 1997 Director Plan.
Eligibility. Non-employee directors who have not elected to decline to participate in the 1997 Director Plan are eligible to participate.
Adjustments. In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in share of Common Stock, then (i) the number of shares of Common Stock reserved under the 1997 Director Plan, (ii) the number of shares of Common Stock covered by outstanding awards in the form of Common Stock, and (iii) the exercise price for such outstanding awards shall be increased or decreased proportionately. In the event of any other reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Board of Directors shall make such adjustments as it deems appropriate in the number, purchase price and kind of shares covered by the unexercised portions of the Options granted under the 1997 Director Plan.

Amendment and Termination. The Board of Directors may amend, modify, or suspend the 1997 Director Plan, however, no such amendment, modification or suspension shall (i) impair any Options granted under the 1997 Director Plan or (ii) deprive any holder of any shares of Common Stock which such holder might have acquired through or as a result of the 1997 Director Plan. In addition, no such amendment or modification shall be made without the approval of the holders of the outstanding shares of capital stock of the Company where such amendment or modification would (i) increase the total number of shares of Common Stock as to which Options may be granted under the 1997 Director Plan or decrease the exercise price at which Options may be granted under the 1997 Director Plan, (ii) materially alter the class of persons eligible to be granted Options under the 1997 Director Plan, (iii) materially increase the benefits accruing to holders under the 1997 Director Plan or (iv) extend the term of the 1997 Director Plan or the vesting of the Options. The 1997 Director Plan provides that it will terminate (i) upon resolution by the Board of Directors or (ii) upon March 4, 2017.
New Plan Benefits. The proposed amendment to the 1997 Director Plan will extend the term of all future grants under the 1997 Director Plan from seven years to ten years. There are no other benefits proposed in the amendment.
Equity Compensation Plan Information. The following table sets forth, as of December 31, 2010, information concerning the 1997 Director Plan.

Number of securities
remaining available for
	Number of shares to be	Weighted average	future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
Equity compensation plans approved by security holders(a):
Stock Options	326,000	$7.98	516,800	(b)
Unvested Restricted Stock	—	—	—

Total	326,000	$7.98	516,800	(b)

(a)	This table sets forth information concerning the 1997 Director Plan.

(b)	Under the terms of the 1997 Director Plan, non-employee directors are eligible to receive a grant of 20,000 stock options upon their initial election to the Board of Directors and a grant of 10,000 stock options on December 31 of each year. The 1997 Director Plan provides that the total number of shares as to which options may be granted pursuant to the 1997 Director Plan shall be 1,000,000 shares of common stock in the aggregate, except as such number of shares shall be adjusted from and after the plan’s effective date to reflect stock splits or stock dividends.
Federal Income Tax Consequences
The following summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents for U.S. federal income tax purposes. The U.S. federal income tax consequences associated with the grant of Options to nonresident aliens depends upon a number of factors, including whether such grant is considered to be U.S. source income and whether the provisions of any treaty are applicable. The acquisition, ownership or disposition of an Option or shares acquired pursuant to an Option also may have tax consequences under various state and foreign laws which may be applicable to certain participants. Since these tax consequences, as well as the federal income tax consequences described below, may vary from participant to participant depending upon the particular facts and circumstances involved, each participant should consult such participant’s own tax advisor with respect to the federal income tax consequences of the grant or exercise of an Option, and also with respect to any tax consequences under applicable state and foreign laws. The information in this summary is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding penalties that may be imposed under United States federal tax laws.
The 1997 Director Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.
Options. No income will be recognized by an optionee for federal income tax purposes upon the grant of an Option. Upon exercise of an Option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the price paid for such shares. Options are designed to provide a deduction for the Company (subject to the deduction limitations described below) equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

The basis of shares transferred to an optionee pursuant to exercise of an Option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of such Option. If an optionee thereafter sells shares acquired upon exercise of an Option, the optionee will recognize long-term or short-term capital gain or loss (depending on the optionee’s holding period with respect to such shares) equal to the difference between the amount realized on such sale and the basis of such shares.
If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an Option, the number of shares received pursuant to the Option that is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income. The optionee’s basis in the number of shares received in exchange for the shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of the shares.
The Options granted pursuant to the 1997 Director Plan are designed to be exempt from the requirements of Section 409A of the Code and therefore no additional federal income tax is expected to arise on account of Code Section 409A as long as no modifications are made to the options that would cause them to fail the requirements for such exemption.
Limitations on Compensation Deductions. Section 162(m) of the Code limits the deduction that we may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the stockholders and meets certain other criteria. There is no assurance that Options granted under the 1997 Director Plan will satisfy such requirements. However, we believe that it is unlikely that the limitations of Section 162(m) of the Code will apply to the Options granted pursuant to the 1997 Director Plan. Section 280G of the Code limits the deductibility of certain “parachute payments” to disqualified individuals by us. Generally, “parachute payments” consist of payments in the nature of compensation made in connection with a change in control. If any accelerated vesting or payment of awards occurs upon a change in control, such acceleration could give rise to a “parachute payment” subject to the deduction limitations of Section 280G of the Code. In addition, Section 4999 of the Code imposes a 20% nondeductible excise tax upon the disqualified individual receiving certain “parachute payments”.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE 1997 DIRECTOR PLAN.

PROPOSAL 6
APPROVAL OF THE GRANT OF SHARES OF COMMON STOCK
TO EACH OF OUR NON-EMPLOYEE DIRECTORS
On March 16, 2011, the Compensation Committee of the Board of Directors approved a grant of 1,500 shares of common stock to each of Harold D. Carter, Stephen C. Hurley, Stephen P. Reynolds, Hobart A. Smith and Dr. Scott W. Tinker, our non-employee directors. The primary purpose of the proposal is to allow us to retain and reward our non-employee directors who have had a significant effect on our success. Stockholder approval of the grant of the aggregate 7,500 shares is required. Upon stockholder approval of the grants, the shares will be immediately issued and vested. If the stockholders do not approve the grants, the shares will not be issued.
Adoption of this proposal will not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share and voting rights of current holders of common stock.
THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ISSUANCE OF SHARES OF
COMMON STOCK TO EACH OF OUR NON-EMPLOYEE DIRECTORS.

OTHER MATTERS
The Board of Directors does not intend to present any other matters at the 2011 Annual Meeting of Stockholders and knows of no other matters which will be presented. However, if any other matters come before the 2011 Annual Meeting of Stockholders, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below provides information concerning (i) the only persons known by us, based upon statements filed by such persons pursuant to Section 13(d) or 13(g) and/or Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), to own beneficially in excess of 5% of the common stock as of April 15, 2011, and (ii) the shares of common stock beneficially owned, as of April 15, 2011, by each current director, each executive officer listed in the Summary Compensation Table on page 21, and all current directors and executive officers as a group. Except as indicated, each individual has sole voting power and sole investment power over all shares listed opposite his name.

	Shares
	Beneficially	Options
	Owned	Exercisable	Total Shares
	Excluding	Within	Beneficially	Percent
	Options	60 days	Owned (a)	of Class
Certain Beneficial Owners
BlackRock, Inc.(b)	8,491,189	N/A	8,491,189	7.25%

Directors and Executive Officers (c):
Ben M. Brigham(d)	2,089,512	144,000	2,233,512	1.86%
David T. Brigham(e)	153,507	106,000	259,507	*
A. Lance Langford	70,833	52,000	122,833	*
Jeffery E. Larson(f)	46,360	42,000	88,360	*
Eugene B. Shepherd, Jr.	165,699	186,000	351,699	*
Harold D. Carter(g)	348,193	56,000	404,193	*
Stephen C. Hurley	30,000	56,000	86,000	*
Stephen P. Reynolds	122,277	56,000	178,277	*
Hobart A. Smith	51,114	56,000	107,114	*
Scott W. Tinker	0	26,000	26,000	*

All current directors and executive officers as a group (10 persons)	2,989,095	780,000	3,769,095	3.19%

*	Represents less than 1%.

(a)	According to SEC rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.

(b)	The business address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(c)	Unless otherwise indicated, the business address of each director and executive officer is 6300 Bridge Point Parkway, Building Two, Suite 500, Austin, Texas 78730.

(d)	Shares beneficially owned include 881,534 shares owned by Ben M. Brigham and 648,740 owned by Anne L. Brigham, 3,482 shares owned by Brigham Parental Trust I (of which Mr. and Mrs. Brigham are the trustees and which is for the benefit of Ben Brigham’s mother), 1,106 shares owned by Brigham Parental Trust II (of which Mr. and Mrs. Brigham are the trustees and which is for the benefit of Anne Brigham’s parents), 147,500 shares owned by the 2005 Brigham Family Revocable Trust, 159,425 shares owned by the Ben M. Brigham Grat U/a November 26, 2008 Trust, 159,425 shares owned by the Anne L. Brigham Grat U/a November 26, 2008 Trust, and 88,400 shares held by David T. Brigham, as custodian for each of Mr. and Mrs. Brigham’s five children.

(e)	Shares beneficially owned include 88,400 shares held as a custodian for the children of Ben M. Brigham and Anne L. Brigham.

(f)	Includes 270 shares owned by Mr. Larson’s spouse.

(g)	Shares beneficially owned included 47,800 shares owned by Harold D. Carter and 300,393 shares owned by a family partnership.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 Act requires our directors and officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and more than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2010, all of our directors, officers and persons who owned more than 10% of our outstanding common stock complied with all applicable Section 16(a) filing requirements, except as follows: (1) Mr. Lance Langford filed one late Form 4, containing one transaction not reported on a timely basis, and (2) Mr. Eric Sigsbey filed one late Form 4, containing one transaction not reported on a timely basis.
TRANSACTIONS WITH RELATED PERSONS
In the ordinary course of our business, we purchase products or services from, or engage in other transactions with, various third parties. Occasionally, these transactions may involve entities that are affiliated with one or more members of our Board of Directors. When they occur, these transactions are conducted in the ordinary course of business and on an arms-length basis. We adopted a Related Party Transaction Policy by unanimous consent of the Board of Directors on January 29, 2008. Under the Related Party Transaction Policy, the Audit Committee will review and approve or ratify any related person transaction that is required to be disclosed. This review will include the following:
•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to us;
•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and
•	any other matters deemed appropriate.
Any director who is a related person with respect to a transaction under review will not participate in the deliberations or vote respecting approval or ratification of the transaction; provided, however, that such director will be counted in determining the presence of a quorum at the meeting where the transaction is considered.
In connection with land work necessary for certain of our 3-D exploration, drilling and development operations, we engage Brigham Land Management (BLM), an independent company owned and managed by Vincent M. Brigham, a brother of Ben M. Brigham, who is our Chief Executive Officer, President and Chairman of the Board, and David T. Brigham, who is a director and our Executive Vice President-Land and Administration. During 2010, we compared rates charged by BLM against the rates being charged by other consulting field land brokers and found BLM’s rates to be consistent with others being charged in the industry. During 2010, we incurred costs charged by BLM of approximately $9.7 million. Other participants in our exploration and development projects reimbursed us for a portion of these amounts. At December 31, 2010, we owed BLM $1,000.

STOCKHOLDER PROPOSALS
It is contemplated that the Annual Meeting of Stockholders in 2012 will take place during the fourth week of May or the first week in June 2012. Stockholder proposals for inclusion in our proxy materials for the Annual Meeting of Stockholders in 2012 must be received at our principal executive office in Austin, Texas, addressed to the Corporate Secretary of Brigham Exploration Company, not later than January 21, 2012.
With respect to stockholder proposals which are not intended to be included in our proxy materials, our bylaws provide that notice of any such stockholder proposal nominating persons for election to the Board of Directors must be received at our principal executive office not later than 90 days prior to the Annual Meeting of Stockholders; and all other stockholder proposals must be received not less than 60 nor more than 120 days prior to the meeting.
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
In accordance with notices that we send to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
If you received a householded mailing this year and you would like to have additional copies of the our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Corporate Secretary by mail at 6300 Bridge Point Parkway, Building Two, Suite 500, Austin, Texas 78730 or by telephone at (512 427-3300. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Appendix A
BRIGHAM EXPLORATION COMPANY
1997 DIRECTOR STOCK OPTION PLAN
(as amended through March 23, 2011, subject to stockholder approval)
I. PURPOSE
It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting and retaining qualified directors by giving them the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Options granted hereunder shall not be qualified as “incentive stock options” within the meaning of Section 422(b) of the Code.
II. DEFINITIONS
As used herein the following terms have the following meanings:
(a) “Board” means the Board of Directors of the Company.
(b) [Reserved]
(c) “Code” means the Internal Revenue Code of 1986, as amended.
(d) “Common Stock” means the $.01 par value Common Stock of the Company.
(e) “Company” means Brigham Exploration Company, a Delaware corporation.
(f) “Effective Date” means March 4, 1997, which shall be the date on which the Plan shall be effective.
(g) “Eligible Director” means an individual who (i) is on the Effective Date, or thereafter becomes, a member of the Board, (ii) is neither an employee nor an officer of the Company or any direct or indirect majority-owned subsidiary of the Company and (C) has not elected to decline to participate in the Plan pursuant to the following sentence. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Company within ten days after his or her initial election to the Board, or, in the case of the directors in office on the Effective Date, within ten days prior to the Effective Date, to decline to participate in the Plan. For purposes of the Plan, “employee” shall mean an individual whose wages are subject to the withholding of federal income tax under Section 3402 of the Code, and “officer” shall mean an individual elected or appointed by the Board or the board of directors of the subsidiary, as the case may be, or chosen in such other manner as may be prescribed in the bylaws of the Company or the subsidiary, to serve as such.

(h) “Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by Pink OTC Markets Inc. (or its successor, or if Pink OTC Markets Inc. or its successor does not then exist, such over-the-counter quotation service as the Board shall determine), or (iii) if shares of Common Stock are not publicly traded, the most recent value determined in good faith by the Board using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).
(i) “Holder” means an Eligible Director to whom an Option has been granted under the Plan.
(j) “Initial Options” means those options granted to each Eligible Director who becomes a member of the Board automatically on the date of his or her initial election as a director of the Company.
(k) “Option” means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan, including Initial Options and Subsequent Options.
(l) “Plan” means this Brigham Exploration Company 1997 Director Stock Option Plan, as amended.
(m) “Subsequent Options” means those options granted automatically as of December 31 of each year to each Eligible Director who is serving the Company as a director on such date beginning December 31, 1997.
III. ADMINISTRATION
The Plan shall be administered by the Board. The Board shall have no authority, discretion or power to select the participants who will receive Options, to set the number of shares to be covered by any Option, to set the exercise price of any Option or to set the period within which Options may be exercised, or to alter any other terms or conditions specified herein, except in the sense of administering the Plan subject to the express provisions of the Plan and except in accordance with Section 6.02 hereof. Subject to the foregoing limitations, the Board shall have authority and power to adopt such rules and regulations and to take such action as it shall consider necessary or advisable for the administration of the Plan, and to construe, interpret and administer the Plan. The decisions of the Board relating to the Plan shall be final and binding upon the Company, the Holders and all other persons. No member of the Board shall incur any liability by reason of any action or determination made in good faith with respect to the Plan or any stock option agreement entered into pursuant to the Plan. Notwithstanding the foregoing, the Board may, in its sole and absolute discretion, include in any stock option agreement a provision for the immediate vesting and exercisability of an Option upon the occurrence of such transactions affecting the ownership of the Company as shall be determined by the Board in its discretion and described in such provision.

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IV. OPTIONS
4.01 Participation. Each Eligible Director who does not elect to decline to participate in the Plan pursuant to paragraph (g) of Article II hereof shall be granted an Option to purchase Common Stock under the Plan on the terms and conditions herein described.
4.02 Terms and Conditions of Options; Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement entered into by the Company and the Holder to whom the Option is granted, which agreement shall include, incorporate or conform to the following terms and conditions, and such other terms and conditions not inconsistent therewith or with the terms and conditions of the Plan as the Board considers appropriate in each case:
(a) Option Grant Dates. An Option shall be granted (i) to each Eligible Director who becomes a member of the Board after the Effective Date automatically on the date of his or her initial election as a director of the Company (an “Initial Option”), provided that such person does not elect to decline to participate in the Plan pursuant to paragraph (g) of Article II hereof, and (ii) automatically as of December 31 of each year to each Eligible Director who is serving the Company as a director on such date, beginning December 31, 1997 (a “Subsequent Option”). The date of grant of an Option pursuant to the Plan shall be referred to hereinafter as the “Grant Date” of such Option.
(b) Number of Shares. Each Initial Option shall entitle the Holder to purchase, in accordance with the terms of such Option and the Plan, 20,000 shares of Common Stock, subject to adjustment in accordance with Section 5.02 hereof. Each Subsequent Option shall entitle the Holder to purchase, in accordance with the terms of such Option and the Plan, 10,000 shares of Common Stock, subject to adjustment in accordance with Section 5.02 hereof. If, on the Grant Date of any Option, fewer shares of Common Stock remain available for grant than are necessary to permit the grant of Options to each person entitled to receive an Option on such date in accordance with the provisions of this Section 4.02, then (i) first, an Option covering an equal number of whole shares of Common Stock, up to 20,000 shares, shall be granted on such date to each Eligible Director who is to receive an Initial Option and (ii) thereafter, Options shall be granted to the remaining Eligible Directors then serving covering an equal number of whole shares of Common Stock and all such Options shall cover, in the aggregate, all remaining shares of Common Stock then available for grant under the Plan (or such smaller number as may be necessary to permit each such Option to cover an equal number of whole shares of Common Stock).
(c) Price. The price at which each share of Common Stock covered by an Option may be purchased pursuant to the Plan shall be the Fair Market Value of a share of Common Stock on the Grant Date of the Option.

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(d) Option Period. Each Option shall become exercisable in five equal annual installments on each of the first five anniversaries of such Option’s “Grant Date.” The period within which each Option may be exercised shall expire on the seventh anniversary of such Grant Date (the “Option Period”), unless terminated sooner pursuant to Section 4.02(e) hereof. Notwithstanding the previous sentence, for Options granted after June 21, 2011, the period within which each Option may be exercised shall expire on the tenth anniversary of such Grant Date (the “Option Period”), unless terminated sooner pursuant to Section 4.02(e) hereof.
(e) Termination of Service, Death, Etc. The following provisions shall apply with respect to the exercise of an Option granted hereunder in the event that the Holder thereof ceases to be a director of the Company for the reasons described in this Section 4.02(e):
(i) If the directorship of the Holder is terminated within the Option Period on account of any act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, the Option shall automatically terminate as of the date of such termination;
(ii) If the Holder dies during the Option Period while such Holder is a director of the Company (or during the additional three-month period provided by paragraph (iii) of this Section 4.02(e)), the Option may be exercised, to the extent that the Holder was entitled to exercise it at the date of the Holder’s death, within one year after such death (if within the Option Period), but not thereafter, by the executor or administrator of the estate of the Holder, or by the person or persons who shall have acquired the Option directly from the Holder by bequest or inheritance; or
(iii) If the directorship of the Holder is terminated for any reason (other than the circumstances specified in paragraphs (i) and (ii) of this Section 4.02(e)) within the Option Period, including a failure by the stockholders of the Company to reelect the Holder as a director, the Option may be exercised, to the extent the Holder was entitled to do so at the date of termination of the directorship, within three months after such termination (if within the Option Period), but not thereafter.
(f) Transferability. An Option granted under the Plan shall not be transferable by the Holder, otherwise than by will or pursuant to the laws of descent and distribution or with the consent of the Board, and during the lifetime of the Holder the Option shall be exercisable only by the Holder or his or her guardian or legal representative or by transferees of the Holders in such circumstances as the Board may approve.
(g) Requirement of Directorship. Except as provided in Section 4.02(e) hereof, an Option may not be exercised unless the Holder is at the time of exercise serving as a director of the Company, and, except as provided in Section 4.02(e) hereof, such Option shall terminate upon termination of the Holder’s service as a director of the Company.

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(h) Exercise, Payments, Etc. Each Option granted hereunder may be exercised, in whole or in part, by the Holder thereof at any time or (with respect to partial exercises) from time to time during the Option Period, subject to the provisions of the Plan and the stock option agreement evidencing such Option, and the method for exercising an Option shall be by the personal delivery to the Secretary of the Company of, or by the sending by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary), of, written notice signed by the Holder specifying the number of shares of Common Stock with respect to which such Option is being exercised. Such notice shall be accompanied by the full amount of the purchase price of such shares, in cash and/or by delivery of shares of Common Stock already owned by the Holder having an aggregate Fair Market Value (determined as of the date of exercise) equal to the purchase price, including an actual or deemed multiple series of exchanges of such shares. Any such notice shall be deemed to have been given on the date of receipt thereof (in the case of personal delivery as above-stated) or on the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as above-stated. In addition to the foregoing, promptly after demand by the Company, the exercising Holder shall pay to the Company an amount equal to applicable withholding taxes, if any, due in connection with such exercise. No shares of Common Stock shall be issued upon exercise of an Option until full payment therefor and for all applicable withholding taxes has been made, and a Holder shall have none of the rights of a shareholder until shares of Common Stock are issued to such Holder.
V. AUTHORIZED COMMON STOCK
5.01 Common Stock. The total number of shares as to which Options may be granted pursuant to the Plan shall be 1,000,000 shares of Common Stock, in the aggregate, except as such number of shares shall be adjusted from and after the Effective Date in accordance with the provisions of Section 5.02 hereof. If any outstanding Option under the Plan shall expire or be terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option shall again be available for grant under the Plan.
5.02 Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be increased or decreased proportionately. In the event that before delivery by the Company of all the shares of Common Stock in respect of which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to the Option shall be increased or decreased proportionately and the purchase price per share shall be increased or decreased proportionately so that the aggregate purchase price for all the then optioned shares shall remain the same as immediately prior to such split, dividend or combination.

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In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Board shall make such adjustments, if any, as it may deem equitable in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan; provided, however, that any such adjustment shall be made in accordance with Section 409A of the Code and the regulations thereunder. The provisions of this Section 5.02 shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.
VI. GENERAL PROVISIONS
6.01 Termination of Plan. The Plan shall terminate whenever (whether before or after the Effective Date) the Board adopts a resolution to that effect. If not sooner terminated in accordance with the preceding sentence, the Plan shall wholly cease and expire on March 4, 2017. After termination of the Plan, no Options shall be granted under the Plan, but the Company shall continue to recognize, and perform its obligations with respect to, any Options previously granted.
6.02 Amendment of Plan. The Board may from time to time (whether before, on or after the Effective Date) amend, modify or suspend the Plan. Nevertheless, (a) no such amendment, modification or suspension shall impair any Options theretofore granted under the Plan or deprive any Holder of any shares of Common Stock which such Holder might have acquired through or as a result of the Plan, and (b) after the stockholders of the Company have approved and adopted the Plan in accordance with Section 6.04 hereof, no such amendment or modification shall be made without the approval of the holders of the outstanding shares of capital stock of the Company entitled to vote in the election of directors generally where such amendment or modification would (i) increase the total number of shares of Common Stock as to which Options may be granted under the Plan or decrease the exercise price at which Options may be granted under the Plan (other than as provided in Section 5.02 hereof), (ii) materially alter the class of persons eligible to be granted Options under the Plan, (iii) materially increase the benefits accruing to Holders under the Plan or (iv) extend the term of the Plan or the Option Period specified in Section 4.02(d) hereof. The Board may, in its sole and absolute discretion, amend any Option heretofore granted under the Plan to include a provision for the immediate vesting and exercisability of the Option upon the occurrence of such transactions affecting the ownership of the Company as shall be determined by the Board in its discretion and described in such provision.
Notwithstanding the foregoing, the provisions of the Plan relating to (a) the number of shares of Common Stock covered by, and the exercise price of, Options granted under the Plan, (b) the timing of grants of Options under the Plan and (c) the class of persons eligible to be granted Options under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
6.03 Treatment of Proceeds. Proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

6

6.04 Effectiveness. The Plan shall become effective as of the Effective Date, subject to and upon the receipt of shareholder approval by the affirmative votes of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware.
6.05 Section Headings. The section headings included herein are only for convenience, and they shall have no effect on the interpretation of the Plan.

7

ANNUAL MEETING OF STOCKHOLDERS OF
BRIGHAM EXPLORATION COMPANY
June 21, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of meeting, proxy statement, proxy card
are available at https://www.proxydocs.com/BEXP
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê  Please detach along perforated line and mail in the envelope provided.  ê

■ 20730304030300000000 9	062111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
“FOR” PROPOSALS 2, 3, 5 AND 6 AND FOR “3 YEARS” ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS:		NOMINEES:			2.	Approval of the appointment of KPMG LLP as the Company’s Auditors for the fiscal year ending December 31, 2011.	☐	☐	☐
☐
	FOR ALL NOMINEES	O	Ben M. Brigham
		O	David T. Brigham				FOR	AGAINST	ABSTAIN
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O O	Harold D. Carter Stephen C. Hurley		3.	Approval of, by a non-binding advisory vote, the compensation paid to our named executive officers in 2010.	☐	☐	☐
		O	Stephen P. Reynolds
		O	Hobart A. Smith			1 year	2 years	3 years	ABSTAIN
		O	Dr. Scott W. Tinker		4.	Determination of, by a non-binding advisory vote, the frequency of submission to stockholders of future advisory votes on executive compensation. ☐	☐	☐	☐

							FOR	AGAINST	ABSTAIN
					5.	Approval of the amendment to the 1997 Director Stock Option Plan to extend the term of future options to be granted pursuant to the Plan from seven years to ten years.	☐	☐	☐

							FOR	AGAINST	ABSTAIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					6.	Approval of the grant of 1,500 shares of common stock to each of our non-employee directors.	☐	☐	☐
					7.	The transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this proxy in the enclosed return envelope so that your shares may be represented at the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such common stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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BRIGHAM EXPLORATION COMPANY
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
June 21, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Ben M. Brigham and Kari A. Potts, or any of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Brigham Exploration Company to be held at 9:00 a.m. local time on June 21, 2011 at the Company’s North Dakota offices at 14613 Brigham Drive, Williston, North Dakota 58801 and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.
The Board of Directors recommends that you vote
FOR the election of all nominees for election to the Board of Directors
FOR Proposals 2, 3, 5 and 6 and FOR 3 YEARS on Proposal 4.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRIGHAM EXPLORATION COMPANY. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION, FOR PROPOSALS 2, 3, 5 AND 6 AND FOR 3 YEARS ON PROPOSAL 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission and by applicable state laws.
(Continued, and to be marked, dated and signed, on the other side.)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF
BRIGHAM EXPLORATION COMPANY
June 21, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of meeting, proxy statement and proxy card are available at https://www.proxydocs.com/BEXP
ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

■ 20730304030300000000 9	062111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
“FOR” PROPOSALS 2, 3, 5 AND 6 AND FOR “3 YEARS” ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS:					2.	Approval of the appointment of KPMG LLP as the Company’s Auditors for the fiscal year ending December 31, 2011.	☐	☐	☐
☐
	FOR ALL NOMINEES	O	NOMINEES: Ben M. Brigham
		O	David T. Brigham				FOR	AGAINST	ABSTAIN
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O O	Harold D. Carter Stephen C. Hurley		3.	Approval of, by a non-binding advisory vote, the compensation paid to our named executive officers in 2010.	☐	☐	☐
		O	Stephen P. Reynolds
		O	Hobart A. Smith			1 year	2 years	3 years	ABSTAIN
		O	Dr. Scott W. Tinker		4.	Determination of, by a non-binding advisory vote, the frequency of submission to stockholders of future advisory votes on executive compensation. ☐	☐	☐	☐

							FOR	AGAINST	ABSTAIN
					5.	Approval of the amendment to the 1997 Director Stock Option Plan to extend the term of future options to be granted pursuant to the Plan from seven years to ten years.	☐	☐	☐

							FOR	AGAINST	ABSTAIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					6.	Approval of the grant of 1,500 shares of common stock to each of our non-employee directors.	☐	☐	☐
					7.	The transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this proxy in the enclosed return envelope so that your shares may be represented at the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such common stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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